485BPOS		File Nos. 333-166408
Allianz Retirement Pro		811-05618
		Class I.D. C000090375
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.	9	X
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	445	X

(Check appropriate box or boxes.)
ALLIANZ LIFE VARIABLE ACCOUNT B
(Exact Name of Registrant)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Depositor)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of Depositor's Principal Executive Offices) (Zip Code)

(763) 765-2913
(Depositor's Telephone Number, including Area Code)

Stewart D. Gregg, Senior Securities Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check the appropriate box):
immediately upon filing pursuant to paragraph (b) of Rule 485
x		on April 25, 2016 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of the Proposed Public Offering: April 25, 2016
Titles of Securities Being Registered: Individual Flexible Purchase Payment Variable Deferred Annuity Contracts

PART A – PROSPECTUS

ALLIANZ RETIREMENT PRO® VARIABLE ANNUITY CONTRACT
Issued by Allianz Life® Variable Account B and Allianz Life Insurance Company of North America (Allianz Life®, we, us, our)
This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of North America (Allianz Life®, we, us, our). The Contract is designed to be used by purchasers who are working with a registered investment adviser.

This Contract offers a Base Account and an Income Advantage Account (the Accounts) to which you (the Owner) can allocate the money you put into the Contract (Purchase Payments). The Base Account and the Income Advantage Account are not separate legal entities. They are different groupings of investment and insurance features available under the Contract. The Accounts are both subject to fees that are computed and assessed differently.
The Base Account offers a variety of standard features including multiple variable investment options (Investment Options) and annuitization options (Annuity Options), systematic withdrawals, and dollar cost averaging. The Base Account is not available if you purchase a Qualified Contract through certain broker-dealers. For more information, please consult your Financial Professional.
The Income Advantage Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Income Advantage Payments) until annuitization, and a guaranteed death benefit (Income Advantage Death Benefit).
The Income Advantage Death Benefit is available for a period of time after Income Advantage Payments begin. Payments can begin as early as age 65 or as late as age 90. If you are required to annuitize your Contract as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments at least equal to the Income Advantage Payments you are then receiving as described in section 11, The Annuity Phase – When Annuity Payments Begin.
If you allocate money to the Income Advantage Account we restrict your Investment Option selection and allocations, and rebalance your investment value in this account (Income Advantage Account Value) quarterly. You can transfer Account Value from the Base Account to the Income Advantage Account before you start Income Advantage Payments, subject to Income Advantage Account's maximum contribution limit. Withdrawals and transfers from the Income Advantage Account reduce this Account's guaranteed values, and may cause Income Advantage Payments and/or the Income Advantage Death Benefit to end prematurely.
All guarantees under the Contract are the obligations of Allianz Life and are subject to the claims paying ability of Allianz Life.
Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.
Allianz Life Variable Account B is the Separate Account that holds the assets that underlie the Contract. Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge, or on the EDGAR database on the SEC's website (www.sec.gov).  A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The SAI's table of contents appears after the Privacy and Security Statement in this prospectus. The prospectus, SAI and other Contract information are also available on the EDGAR database.
The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal. Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask the person who provided you purchase advice regarding this Contract (your Financial Professional) about the Contract's features, benefits, risks, and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.
Dated: April 25, 2016
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Under the Income Advantage Account, we restrict your Investment Option selection and allocations, and rebalance your Income Advantage Account Value allocations quarterly. See section 4, Purchasing the Contract.
The Investment Options below are currently available as follows:
Investment Options:	Available with:
All Investment Options	Base Account
Investment Options with a *	Income Advantage Account

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

ALLIANZ FUND OF FUNDS
AZL MVP FusionSM Balanced Fund
AZL MVP FusionSM Conservative Fund
AZL MVP FusionSM Growth Fund
AZL MVP FusionSM Moderate Fund
BLACKROCK
AZL® BlackRock Capital Appreciation Fund
AZL® Government Money Market Fund*
AZL® International Index Fund*
AZL® Mid Cap Index Fund*
AZL® Russell 1000 Growth Index Fund*
AZL® Russell 1000 Value Index Fund*
AZL® S&P 500 Index Fund
AZL® Small Cap Stock Index Fund*
BlackRock Equity Dividend V.I. Fund
BlackRock Global Allocation V.I. Fund*
BOSTON COMPANY
AZL® Boston Company Research Growth Fund
DREYFUS
Dreyfus VIF Appreciation Portfolio
EATON VANCE
Eaton Vance VT Floating-Rate Income Fund
FEDERATED
AZL® Federated Clover Small Value Fund
FIDELITY MANAGEMENT & RESEARCH COMPANY
Fidelity VIP Emerging Markets Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Strategic Income Portfolio
FRANKLIN TEMPLETON
AZL® Franklin Templeton Founding Strategy Plus Fund
Franklin Founding Funds Allocation VIP Fund
Franklin High Income VIP Fund*
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin Strategic Income VIP Fund
Franklin U.S. Government Securities VIP Fund*
Templeton Global Bond VIP Fund*
Templeton Growth VIP Fund

GATEWAY
AZL® Gateway Fund*
INVESCO
AZL® Invesco Equity and Income Fund
AZL® Invesco Growth and Income Fund
AZL® Invesco International Equity Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
J.P. MORGAN
AZL® JPMorgan International Opportunities Fund
AZL® JPMorgan U.S. Equity Fund
JPMorgan Insurance Trust Core Bond Portfolio
LAZARD
Lazard Retirement International Equity Portfolio
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
LEGG MASON
ClearBridge Variable Aggressive Growth Portfolio
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
MFS
AZL® MFS Investors Trust Fund
AZL® MFS Mid Cap Value Fund
AZL® MFS Value Fund
MFS VIT II International Value Portfolio
MFS VIT Total Return Bond Portfolio
MFS VIT Utilities Portfolio
MORGAN STANLEY
AZL® Morgan Stanley Global Real Estate Fund*
MORGAN STANLEY and J.P. MORGAN
AZL® Multi-Manager Mid Cap Growth Fund
NFJ
AZL® NFJ International Value Fund
Allianz NFJ Dividend Value VIT Portfolio
OPPENHEIMER FUNDS
AZL® Oppenheimer Discovery Fund
Oppenheimer Global Multi-Alternatives Fund/VA
Oppenheimer International Growth Fund/VA

PIMCO
PIMCO VIT All Asset Portfolio
PIMCO VIT CommodityRealReturn® Strategy Portfolio*
PIMCO VIT Emerging Markets Bond Portfolio*
PIMCO VIT Global Bond Portfolio (Unhedged)*
PIMCO VIT Global Dividend Portfolio
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio*
PIMCO VIT High Yield Portfolio*
PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio*
PIMCO VIT Total Return Portfolio*
PIMCO VIT Unconstrained Bond Portfolio*
PYRAMIS
AZL® Pyramis® Total Bond Fund
SCHRODER
AZL® Schroder Emerging Markets Equity Fund*
T. ROWE PRICE
AZL® T. Rowe Price Capital Appreciation Fund
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
WADDELL & REED INVESTMENT MANAGEMENT COMPANY
Ivy Funds VIP Asset Strategy Portfolio
Ivy Funds VIP Energy Portfolio
Ivy Funds VIP Global Natural Resources Portfolio
Ivy Funds VIP Growth Portfolio
Ivy Funds VIP Mid Cap Growth Portfolio
Ivy Funds VIP Science and Technology Portfolio

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

TABLE OF CONTENTS
Glossary		4
Fee Tables		7
	Owner Transaction Expenses	7
	Owner Periodic Expenses	7
	Contract Annual Expenses	7
	Annual Operating Expenses of the Investment Options	7
	Examples	8
1.	The Variable Annuity Contract	9
	State Specific Contract Restrictions	10
	When The Accumulation Phase Ends	11
	When The Contract Ends	11
2.	Comparing the Base Account and Income Advantage Account	12
3.	Owners, Annuitants, and Other Specified Persons	13
	Owner	13
	Joint Owners	13
	Annuitant	13
	Beneficiary	14
	Covered Person(s)	14
	Payee	15
	Assignments, Changes of Ownership and Other Transfers of Contract Rights	15
4.	Purchasing the Contract	16
	Purchase Payments	16
	Allocation of Purchase Payments and Transferred Account Values	17
	Income Advantage Account Investment Option Allocation Restrictions and Quarterly Rebalancing	18
	Automatic Investment Plan (AIP)	19
	Dollar Cost Averaging (DCA) Program	19
	Applications Sent Electronically	20
	Free Look/Right to Examine Period	20
5.	Valuing Your Contract	20
	Accumulation Units	20
	Computing Contract Value and Account Values	21
6.	Investment Options	21
	Substitution and Limitation on Further Investments	30
	Transfers Between Investment Options	30
	Electronic Investment Option Transfer and Allocation Instructions	31
	Excessive Trading and Market Timing	31
	Flexible Rebalancing Program	33
	Financial Adviser Fees	33
	Voting Privileges	33
7.	Our General Account	34
8.	Expenses	34
	Base Account Fee	34
	Income Advantage Account Fee	35
	Contract Maintenance Charge	35
	Transfer Fee	36
	Premium Tax	36
	Income Tax	36
	Investment Option Expenses	36
9.	Access to Your Money	36
	Systematic Withdrawal Program	37
	Minimum Distribution Program and Required Minimum Distribution (RMD) Payments	38
	Suspension of Payments or Transfers	38
10.	Income Advantage Payments	38
	Income Advantage Payment Overview	39
	Benefit Base	39
	Quarterly Anniversary Value	40
	Requesting Income Advantage Payments	40
	Calculating Your Income Advantage Payments	41
	Automatic Annual Income Advantage Payment Increases	43
	Taxation of Income Advantage Payments	43
	When the Income Phase Ends	44
11.	The Annuity Phase	44
	Calculating Your Annuity Payments	44
	Variable or Fixed Annuity Payments	44
	Annuity Payment Options	45
	When Annuity Payments Begin	46
12.	Death Benefit	46
	Income Advantage Death Benefit	47
	Death of the Owner and/or Annuitant	47
	Death Benefit Payment Options During the Accumulation and Income Phases	47
13.	Taxes	48
	Qualified and Non-Qualified Contracts	48
	Taxation of Annuity Contracts	49
	Tax-Free Section 1035 Exchanges	49
14.	Other Information	50
	Allianz Life	50
	The Separate Account	50
	Distribution	50
	Additional Credits for Certain Groups	51
	Administration/Allianz Service Center	51
	Legal Proceedings	52
	Financial Statements	52
	Status Pursuant to Securities Exchange Act of 1934	52
15.	Privacy Notice	53
16.	Table of Contents of the Statement of Additional Information (SAI)	54
Appendix A – Annual Operating Expenses for Each Investment Option		55
Appendix B – Condensed Financial Information		58
Appendix C – Effects of Partial Withdrawals and Transfers on the Values Available Under the Income Advantage Account		63
For Service or More Information		64
	Our Service Center	64

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

GLOSSARY

This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
Account(s) – the Base Account and Income Advantage Account, each of which is a separate grouping of investment and insurance features under this Contract. They are not separate legal entities.
Account Value(s) – the Base Account Value and the Income Advantage Account Value.
Accumulation Phase – the initial phase of your Contract before you apply your total Contract Value to Annuity Payments under both Accounts. This phase begins on the Issue Date and ends for each Account as described in section 1, The Variable Annuity Contract.
Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.
Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract.
Annuity Options – the annuity income options available to you under the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Base Account is in once Annuity Payments begin. The Annuity Phase begins on the Annuity Date and ends when we make the last Annuity Payment under your selected Annuity Option as set out in section 11, The Annuity Phase.
Base Account – a group of investment and insurance features available to you under this Contract. The Base Account offers a variety of standard variable annuity features, but does not offer any guaranteed values.
Base Account Value – on any Business Day it is equal to the sum of the values in your selected Base Account Investment Options. The Base Account Value reflects the deduction of any contract maintenance charge, transfer fee and Base Account fee.
Beneficiary – unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.
Benefit Anniversary – a twelve-month anniversary of the Benefit Election Date or any subsequent twelve-month Benefit Anniversary.
Benefit Base – the amount we use to determine the initial annual maximum Income Advantage Payment.
Benefit Election Date – the Business Day we receive your request in Good Order at our Service Center, to begin Income Advantage Payments and you lock in the initial payment percentage based on the current treasury rate, which is the Ten-year U.S. Constant Maturity Treasury rate.
Benefit Year – any period of twelve months beginning on the Benefit Election Date or on a subsequent Benefit Anniversary.
Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Contract – the individual flexible purchase payment variable deferred annuity contract described by this prospectus.
Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent twelve-month Contract Anniversary.
Contract Value – on any Business Day, the sum of your Base Account Value and your Income Advantage Account Value.
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Covered Person(s) – the person(s) upon whose age and lifetime(s) we base availability of the Contract and Income Advantage Payments.
Excess Withdrawal – the amount of any withdrawal you take from the Income Advantage Account while you are receiving Income Advantage Payments that, when added to other withdrawals taken during the Benefit Year, is greater than your annual maximum permitted payment.
Financial Professional – the person who advises you regarding the Contract. A Financial Professional may be a securities registered representative and/or a registered investment advisory representative.
Good Order – a request is in "Good Order" if it contains all of the information we require to process the request. If we require information to be provided in writing, "Good Order" also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
Income Advantage Account – a group of investment and insurance features available to you under this Contract. The Income Advantage Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals called Income Advantage Payments, and/or a guaranteed death benefit for their heirs through the Income Advantage Death Benefit. The Income Advantage Account provides no Income Advantage Payment until the Covered Person is at least age 65.
Income Advantage Account Value – on any Business Day it is equal to the sum of the values in your selected Income Advantage Account Investment Options. The Income Advantage Account Value reflects the deduction of any contract maintenance charge, transfer fee and Income Advantage Account fee.
Income Advantage Death Benefit –the death benefit provided by the Income Advantage Account.
Income Advantage Payment – the payment we make to you under the Income Advantage Account.
Income Phase – the phase the Income Advantage Account is once you request Income Advantage Payments. The Income Phase begins on the Benefit Election Date and ends as set out in section 10, Income Advantage Payments.
Investment Options – the variable investments available to you under the Contract whose performance is based on the securities in which they invest.
Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date. We must receive your initial Purchase Payment and all necessary information before we issue the Contract.
Joint Owners – two Owners who own a Contract.
Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code.
Owner – "you," "your" and "yours." The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Payee – the person or entity who receives Annuity Payments during the Annuity Phase.
Payment Date – the date Income Advantage Payments begin.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.
Quarterly Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Quarterly Anniversary Value – the highest Income Advantage Account Value on any Quarterly Anniversary before age 91, adjusted for subsequent Purchase Payment allocations and transfers to the Income Advantage Account, and adjusted for subsequent withdrawals and transfers from the Income Advantage Account, used to determine the Income Advantage Account's Benefit Base as discussed in section 10, and the Income Advantage Death Benefit as discussed in section 12.
Separate Account – Allianz Life Variable Account B is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.
Service Center – the area of our company that issues Contracts and provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.
Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

FEE TABLES

These tables describe the fees and expenses you pay when purchasing, owning and taking a withdrawal from the Contract, or transferring Account Value between Investment Options and/or Accounts. For more information, see section 8, Expenses.
OWNER TRANSACTION EXPENSES
Sales/withdrawal charge ……………………….	None
Transfer Fee(1) ……………………………………	$25
(for each transfer after twelve in a Contract Year)
Premium Tax(2) ……………………………………	3.5%
(as a percentage of each Purchase Payment)
OWNER PERIODIC EXPENSES
Contract Maintenance Charge(3) ………………	$75
(per Contract per year)
CONTRACT ANNUAL EXPENSES(4)
	Base Account	Income Advantage Account
		Maximum	Current(5)
Base Account Fee (as a percentage of each Base Account Investment Options' net asset value)	0.30%
Income Advantage Account Fee (as a percentage of the Benefit Base)
Single Income Advantage Payments		1.75%	1.00%
Joint Income Advantage Payments		1.75%	1.15%
ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS
Following are the minimum and maximum total annual operating expenses charged by any of the Investment Options for the period ended December 31, 2015 , before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option's average daily net assets.
	Minimum	Maximum
Total annual Investment Option operating expenses(6) (including management fees, distribution or 12b‑1 fees, and other expenses) before fee waivers and expense reimbursements	0.49%	1.74%
(1)	We count all transfers made in the same Business Day as one transfer. Automatic program and Account related transfers, and transfers between the same Investment Option in the two Accounts are not subject to the transfer fee and do not count against the free transfers we allow as discussed in section 8, Expenses – Transfer Fee. Transfers are subject to the market timing policies discussed in section 6, Investment Options – Excessive Trading and Market Timing.
(2)	Not currently deducted, but we reserve the right to do so in the future. This is the maximum charge we could deduct if we exercise this right as discussed in section 8, Expenses – Premium Tax.
(3)	Waived if the Contract Value is at least $100,000 as discussed in section 8, Expenses – Contract Maintenance Charge.
(4)	Account fees only apply when you make allocations to that Account. For example, if you do not allocate to the Income Advantage Account or move all money from the Income Advantage Account, you will not pay the Income Advantage Account fee.
(5)	The current Income Advantage Account fee may increase or decrease on each Quarterly Anniversary as discussed in section 8, Expenses – Income Advantage Account Fee.
(6)	Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. Amounts may be different for each Investment Option. The maximum current fee is 0.25%. If these fees are deducted from Investment Option assets, they are reflected in the above table and disclosed in Appendix A. Appendix A contains annual operating expense details for each Investment Option.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

EXAMPLES
These examples are intended to help you compare the cost of investing in this Contract with the costs of other variable annuity contracts. These examples assume you make a $10,000 investment and your selected Investment Options earn a 5% annual return. They also assume the maximum potential fees and charges for each period and are not a representation of past or future expenses. Your Contract expenses may be more or less than the examples below, depending on the Investment Option(s) and whether you allocate money to the Base Account and/or Income Advantage Account.
We deduct the $75 contract maintenance charge in the examples at the end of each year during the Accumulation Phase and we may waive this charge under certain circumstances, as described in section 8, Expenses – Contract Maintenance Charge. A transfer fee may apply, but is not reflected in these examples (see section 8, Expenses – Transfer Fee).
These expenses apply if you allocate your total investment to the Income Advantage Account and select joint Income Advantage Payments and we assess the maximum Income Advantage Account fee of 1.75%, which is the most expensive benefit.
1)	If you surrender your Contract (take a full withdrawal) at the end of each time period.
Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.74% (the maximum Investment Option operating expense)	$425	$1,285	$2,154	$4,376
0.49% (the minimum Investment Option operating expense)	$301	$918	$1,553	$3,230
2)	If you apply your Contract's total investment value (Contract Value) to Annuity Payments at the end of each time period. The earliest available date Annuity Payments can begin (Annuity Date) is one year after the date we issue the Contract (Issue Date) for Florida, and two years after the Issue Date in all other states.
Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.74% (the maximum Investment Option operating expense)	-	$1,285	$2,154	$4,376
0.49% (the minimum Investment Option operating expense)	-	$918	$1,553	$3,230
3)	If you do not surrender your Contract.
Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.74% (the maximum Investment Option operating expense)	$425	$1,285	$2,154	$4,376
0.49% (the minimum Investment Option operating expense)	$301	$918	$1,553	$3,230
See Appendix B for condensed financial information regarding the accumulation unit values (AUVs) for Contracts offered as of December 31, 2015.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

1.	THE VARIABLE ANNUITY CONTRACT

An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life), where you make payments to us and the money is invested in the Contract on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 13, Taxes.) Once we issue your Contract, we do not make any changes to your Contract without your permission except as may be required by law.
The payments you make into your Contract are invested at your direction in one or more permitted Investment Options. Depending upon market conditions, your Contract can gain or lose value based on the performance of your selected Investment Options.
You can take money out of your Contract by making a full or partial withdrawal, by taking Annuity Payments, or by taking Income Advantage Payments. These payments will be subject to applicable tax laws and the terms of the Contract.
In this prospectus, we use the terms Separate Account, general account, Base Account and Income Advantage Account. These terms are explained in the following paragraphs.
The Separate Account is a separate legal entity established pursuant to Minnesota law that holds the variable investment assets that underlie the variable annuities issued by Allianz Life. We keep these assets apart from our general account assets and other separate account assets we own. Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all our general account assets and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts.
The Contract allows you to elect to invest your money in the Income Advantage Account and/or the Base Account. The Income Advantage Account and Base Account are not separate legal entities. They are different groupings of investment and insurance features available under the Contract. Collectively we refer to the Income Advantage Account and Base Account as "the Accounts" within this prospectus. Each Contract Account is accounted for separately in terms of the values allocated to it and its expenses. The Accounts are distinct from, and should not be confused with, the Company's Separate Account and general account.
●	The principal focus of the Base Account is investment performance. It offers the most investment flexibility, and permits more aggressive investing. The Base Account has the largest number of Investment Options, and does not have any asset allocation restrictions. The Base Account has a lower fee than the Income Advantage Account. It does not have any guaranteed values. The Base Account is designed for persons interested in maximizing investment return potential. The Base Account is not available if you purchase a Qualified Contract through certain broker-dealers. For more information, please consult your Financial Professional.
●	The Income Advantage Account offers protection, but has restrictions on Investment Options and has a higher fee. It offers both guaranteed lifetime income withdrawals called Income Advantage Payments and an enhanced guaranteed death benefit called the Income Advantage Death Benefit. Income Advantage Payments are calculated based upon a Benefit Base, as described in this prospectus. The Income Advantage Death Benefit is calculated based on the Quarterly Anniversary Value, as described in this prospectus. The Income Advantage Account is subject to both asset allocation restrictions and quarterly rebalancing.
Each Account can have up to two phases. The first phase is called the Accumulation Phase. The Base Account may also have an Annuity Phase, and the Income Advantage Account may also have an Income Phase.
During the Accumulation Phase the money you allocate to your selected Account(s) gains and loses value based on the performance of your selected Investment Options. You are permitted to take withdrawals during the Accumulation Phase, and can also make additional Purchase Payments to the extent permitted by the Contract (see section 4, Purchasing the Contract – Purchase Payments), and transfer money between the Accounts until specified dates.
The Accumulation Phase stops when the Annuity Phase or Income Phase begins. During the Annuity Phase, we make regular fixed Annuity Payments to the Payee for a specified period. Once the Annuity Phase begins, you no longer participate in the performance of the Investment Options, there is no longer a death benefit, and the Income Phase ends.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

When the Income Phase begins, you continue to participate in the performance of the Income Advantage Account's Investment Options. During the Income Phase we make Income Advantage Payments to you for the lifetime(s) of the Covered Person(s) and there is a death benefit for a period of time. If you do not allocate money to the Income Advantage Account until you begin Income Advantage Payments, your Income Advantage Account immediately enters the Income Phase and you will have given up the opportunity to increase your Benefit Base by locking in the highest quarterly Income Advantage Account Value.
For the Base Account's Annuity Phase to begin your entire Contract Value must be in the Base Account, and you must annuitize your entire Contract Value. You can choose when the Annuity Phase and Annuity Payments begin (the Annuity Date), subject to certain restrictions. We base Annuity Payments on your total Base Account Value and the payout rates for the Annuity Option you select. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 11, The Annuity Phase – Annuity Payments.
The Income Advantage Account's Income Phase can begin as early as age 65 or as late as age 90. If all Covered Persons die before the Income Advantage Account's Income Phase, Income Advantage Payments will not be available to you. The Benefit Election Date is the date the Income Phase begins and we calculate your initial payment. The Payment Date is the date that your payments actually begin. You choose these dates subject to certain restrictions. We base your annual maximum Income Advantage Payment on a percentage of the Benefit Base. Before you request Income Advantage Payments, the Benefit Base is equal to the Quarterly Anniversary Value.
Your Income Advantage Payments can increase annually, and they decrease if you withdraw more than the annual permitted maximum (an Excess Withdrawal). Income Advantage Payments continue for the lifetime of the Covered Persons unless you take an Excess Withdrawal of the total Income Advantage Account Value, transfer this total value out of the Income Advantage Account, or begin Annuity Payments. For more information, see section 10, The Income Advantage Account – When the Income Phase Ends.
It is possible for your Contract to be in different phases at the same time. For example, your Base Account can be in the Accumulation Phase while your Income Advantage Account is in the Income Phase.
STATE SPECIFIC CONTRACT RESTRICTIONS
If you purchase a Contract, it is subject to the law of the state in which it is issued. Some of the features of your Contract may differ from the features of a Contract issued in another state because of state-specific legal requirements. Features for which there are state-specific Contract provisions include the following.
•	Availability of Investment Options, Annuity Options, endorsements, and/or riders.
•	Free look/right to examine provisions.
•	Selection of certain Annuity Dates.
•	Restrictions on your ability to make additional Purchase Payments.
•	Our ability to restrict transfer rights.
All material state variations in the Contract are disclosed in this prospectus. If you would like more information regarding state-specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus. "Service Center" means the Allianz Service Center whose address and telephone number are listed at the back of this prospectus.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

WHEN THE ACCUMULATION PHASE ENDS
Each Account's Accumulation Phase (if any) begins on the Business Day you allocate money to it and ends upon the earliest of the following.
•	For the Income Advantage Account only, the Business Day we receive your request in Good Order at our Service Center to begin Income Advantage Payments (the Benefit Election Date).
•	For the Income Advantage Account only, on and after the 81st birthday of the older Covered Person, the Business Day the Income Advantage Account ends because you transfer the total Income Advantage Account Value to the Base Account.
•	For both Accounts, the Business Day before the Annuity Date that you annuitize the total Base Account Value.
•	For both Accounts, the Business Day we process your request for a full withdrawal of the total Contract Value.
•	For both Accounts, upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), the end of the Business Day we receive a Valid Claim from all Beneficiaries, unless the surviving spouse/Beneficiary continues the Contract. For non-spouse Joint Owners, this means Income Advantage Payments will not be available to you even if the sole Covered Person is still alive. Covered Person(s) are the individuals upon whose lives we base Income Advantage Payments.
A Business Day is any day the New York Stock Exchange is open, except when an Investment Option does not value its shares. A request is in "Good Order" when it contains all the information we require to process it.
WHEN THE CONTRACT ENDS
The Contract ends when:
•	all applicable phases of the Contract (Accumulation Phase, Income Phase, and/or Annuity Phase) have ended, and/or
•	if we received a Valid Claim, all applicable death benefit payments have been made.
For example, if you purchase a Contract and later take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract end although the Annuity Phase and Income Phase never began and we did not make any death benefit payments.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

2.	COMPARING THE BASE ACCOUNT AND INCOME ADVANTAGE ACCOUNT

Primary Differences Between the Accounts
	Base Account	Income Advantage Account
What are the Account features?	Standard variable annuity features including multiple Investment Options and Annuity Options, systematic withdrawals, and dollar cost averaging.	A protected account with fewer Investment Options that can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and a guaranteed death benefit (Income Advantage Death Benefit).
Are there withdrawal charges?	No.	No.
What are the current Account fees? (See section 8, Expenses)	The Base Account fee is 0.30% calculated and assessed as a percentage of the Base Account Investment Options' net asset value.	The current Income Advantage Account fee for single Income Advantage Payments is 1.00% of the Benefit Base, and for joint it is 1.15%.
Can the Account fees change?	No.
On each Quarterly Anniversary the Income Advantage Account fee can increase up to a maximum of 1.75% or it can decrease to as low as 0.25%. However, we cannot increase or decrease the fee more than 0.25% in any twelve-month period.

Are there restrictions on Account contributions? (See section 4, Purchasing the Contract – Allocation of Purchase Payments and Transferred Account Values.)	No.
During the Accumulation Phase the maximum aggregate Income Advantage Account contribution we allow without our prior approval is $1 million. Contributions include Purchase Payments allocated to and amounts transferred into this Account, less withdrawals and amounts transferred out of this Account. You cannot allocate to this Account after you request Income Advantage Payments, or after the older Covered Person reaches age 81.

Are there Account specific Investment Option allocation and transfer restrictions?
(See section 4, Purchasing the Contract - Income Advantage Account Investment Option Allocation Restrictions and Quarterly Rebalancing)
No.
Income Advantage Account has fewer Investment Options. We divided these Investment Options into three groups and restrict the amount of Income Advantage Account Value you can allocate to each group. We rebalance your Income Advantage Account Value quarterly according to your future Purchase Payment allocation instructions.

Are there guaranteed values? (See section 10, Income Advantage Payments – The Benefit Base, and section 12, Death Benefit.)	No.
The guaranteed values are Income Advantage Payments and Income Advantage Death Benefit. We base guaranteed Income Advantage Payments on the Benefit Base, and the guaranteed Income Advantage Death Benefit on the Quarterly Anniversary Value. Before payments begin both values are equal to the Quarterly Anniversary Value (highest quarterly account value adjusted for subsequent Purchase Payments, withdrawals and transfers).

What kind of payouts are available? (See section 9, Access to Your Money; section 10, Income Advantage Payments; section 11, The Annuity Phase; and section 12, Death Benefit.)
The Base Account Value is available to you by taking withdrawals or Annuity Payments, and it is available to the person you designate (your Beneficiary) upon your death. Your entire Contract Value must be in the Base Account before Annuity Payments begin. Annuitization ends the Income Advantage Account and any Income Advantage Payments.

The Income Advantage Account Value is available to you by taking withdrawals. This Account also provides guaranteed lifetime withdrawals through Income Advantage Payments, and a guaranteed Income Advantage Death Benefit to your Beneficiary upon your death. Income Advantage Payments can begin as early as age 65 or as late as age 90. If you do not begin payments during this eligibility period, you will have incurred higher Contract charges without receiving the benefit of a lifetime payment stream, although you will still have access to the Income Advantage Death Benefit.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

3.	OWNERS, ANNUITANTS, AND OTHER SPECIFIED PERSONS

OWNER
You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. The Owner may be a non-individual, which is anything other than an individual person, which could be a trust, qualified plan, or corporation. Qualified Contracts can only have one Owner.
JOINT OWNERS
Non-Qualified Contracts can be owned by up to two individual Owners if they are spouses within the meaning of federal tax law. If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.
ANNUITANT
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For jointly owned Contracts, if the Annuitant dies before the Annuity Date, the younger Owner automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.
Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix to the SAI. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
•
We pay a death benefit to the Beneficiary unless the surviving spouse continues the Contract. If the surviving spouse continues the Contract, they become the new Owner and the Accumulation Phase continues for the remainder of their lifetime.
	•	The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
	•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•
If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–    Annuity Option 1  or 3, payments end.
–    Annuity Option 2 or 4, payments end when the guarantee period ends.
–    Annuity Option 5,  payments end and the Payee may receive a lump sum refund.

	•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

BENEFICIARY
The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary predeceases you, or you and a Beneficiary die simultaneously as defined by applicable state law or regulation, that Beneficiary's interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.
NOTE FOR JOINTLY OWNED CONTRACTS:  The sole primary Beneficiary is the surviving Joint Owner regardless of any other named Beneficiaries. Spousal Joint Owners may also appoint contingent Beneficiaries. However, Joint Owners who are not spouses may not appoint contingent Beneficiaries. If both Joint Owners who were never spouses die before we pay the death benefit, we pay the death benefit to the estate of the Joint Owner who died last.
If both spousal Joint Owners die simultaneously as defined by applicable state law or regulation, we pay the death benefit to the named contingent Beneficiaries, or to the estate of the spousal Joint Owner who died last if there are no named contingent Beneficiaries.

COVERED PERSON(S)
We base Income Advantage Payments on the lives of the Covered Person(s). Their ages determine Contract availability and when Income Advantage Payments can begin. At issue you choose whether you want Income Advantage Payments based on your life (single payments), or the lifetime of you and your spouse (joint payments). Joint Covered Persons must be spouses within the meaning of federal tax law. Joint Income Advantage Payments are not available if there is more than a 25-year age difference between spouses. Based on your payment selection, we determine the Covered Persons as follows.
For single Income Advantage Payments and:
•	solely owned Contracts, the Covered Person is the Owner.
•	jointly owned Contracts, you can choose which Owner is the Covered Person.
•	Contracts owned by a non-individual, the Covered Person is the Annuitant.
For joint Income Advantage Payments, Covered Persons must be spouses and:
•	Non-Qualified Contracts:
–	spouses must be Joint Owners; or
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.
•	Qualified Contracts:
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
–	if the Owner is a qualified plan or a custodian, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary because we also require the qualified plan or custodian to be the sole primary Beneficiary. This structure allows the surviving non-Annuitant spouse to continue to receive lifetime payments.
After the Issue Date you cannot add or replace a Covered Person. However, you can remove a joint Covered Person before the Benefit Date on a Contract Anniversary, or after the Benefit Date on a Benefit Anniversary by completing the appropriate form and sending it to us within 30 days before the anniversary. A Contract Anniversary is a twelve-month anniversary of your Contract's Issue Date. A Benefit Anniversary is a twelve-month anniversary of the date you request Income Advantage Payments. We process your request on the Contract Anniversary* (or Benefit Anniversary*) that occurs immediately after we receive your request in Good Order at our Service Center. Removing a joint Covered Person does not change Income Advantage Payments, but it may change your Income Advantage Account fee. We change your fee to equal the current fee for single Income Advantage Payments that is in effect on the anniversary that we process your request to remove a joint Covered Person if this amount differs from your current fee. However, any new Income Advantage Account fee cannot be greater than the maximum listed in the Fee Tables or section 8, Expenses - Income Advantage Account Fee.
*	Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Joint Covered Persons must continue to qualify as spouses under federal tax law until your Contract ends or the Annuity Phase begins. If at any time before this you are no longer spouses, you must immediately send us notice. We either divide the Contract in accordance with any applicable court order or law regarding division of assets upon divorce, or remove a Covered Person from the Contract. At this time, we change your fee to equal the current fee for single Income Advantage Payments that is in effect on the anniversary that we process your request to remove a joint Covered Person if this amount differs from your current fee. However, any new Income Advantage Account fee cannot be greater than the maximum listed in the Fee Tables or section 8, Expenses - Income Advantage Account Fee. When we receive notification of an Owner's death, if we discover that the joint Covered Persons were not federally recognized spouses at the time of death, spousal continuation of the Contract is not available. Therefore, the Income Advantage Account, any Income Advantage Payments and the Contract all end.
NOTE:
•	A person no longer qualifies as a Covered Person and is removed from the Contract if that person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required here.
•	For non-spouse Joint Owners selecting single Income Advantage Payments: Upon the death of any Owner, we pay any applicable death benefit, the Accumulation Phase ends, and any Income Advantage Payments and the Income Phase end even if the Income Advantage Account Value is positive. This means that upon an Owner's death, Income Advantage Payments are no longer available even if the sole Covered Person is still alive.
•	For Contracts issued to civil union partners in New Jersey: We allow civil union partners to be Joint Owners and/or joint Covered Persons. However, civil union partners are treated differently from persons who are recognized as spouses under the federal tax law and this affects how long Income Advantage Payments continue. Upon the death of one federally recognized spouse, the survivor can continue the Contract, and Income Advantage Payments also continue if the survivor is a Covered Person. This type of continuation is not allowed for a surviving civil union partner under the federal tax law. However, if the Contract Value reduces to zero before the one year anniversary of the first civil union partner's death, Income Advantage Payments can continue as Annuity Payments if the survivor is a Covered Person and the survivor chooses not to take the death benefit. If instead the Contract Value is positive at this time, or if the survivor chooses to take the death benefit, Income Advantage Payments stop.

PAYEE
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner. However, we may allow you to name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.
ASSIGNMENTS, CHANGES OF OWNERSHIP AND OTHER TRANSFERS OF CONTRACT RIGHTS
You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.
You must submit your request to assign the Contract in writing to our Service Center and we must approve it in writing. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
Upon our consent, we record the assignment. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary you must make a separate request.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.
NOTE: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Income Advantage Payments. We may make exceptions to the removal of a Contract assignment in order to comply with applicable law.

4.	PURCHASING THE CONTRACT

PURCHASE PAYMENTS
To purchase this Contract, all Covered Person(s) must be age 80 or younger on the Issue Date. The Purchase Payment requirements for this Contract are as follows.
•	The minimum initial Purchase Payment due on the Issue Date is $75,000.
•	You can make additional Purchase Payments of $50 or more during the Accumulation Phase.
•	We only accept additional Purchase Payments to the Income Advantage Account during the Accumulation Phase and before the older Covered Person reaches age 81.
•	The maximum total Purchase Payments we accept without our prior approval is $1 million including amounts already invested in other Allianz Life variable annuities.
•	There are no other restrictions on allocations to the Base Account, but there is a maximum on Income Advantage Account contributions as discussed under "Allocation of Purchase Payments and Transferred Account Values."
We may, at our sole discretion, waive the minimum Purchase Payment requirements.
Once we receive your initial Purchase Payment and all necessary information in Good Order at our Service Center, we issue the Contract within two Business Days and allocate your payment to your selected Accounts and Investment Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes.
If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it. A Purchase Payment is "received" when it arrives at our Service Center from the address for mailing checks listed at the back of this prospectus regardless of how or when you submitted them. We forward Purchase Payments we receive at the wrong address to the last address listed at the back of this prospectus, which may delay processing.
We reserve the right to decline any or all Purchase Payments at any time on a non-discriminatory basis. This applies to Contracts issued in all states except those listed in the following Note. If mandated under applicable law, we may be required to reject a Purchase Payment. If we exercise our right to no longer allow additional Purchase Payments, this may limit your ability to fund your Contract's guaranteed benefits such as the Benefit Base or Income Advantage Death Benefit.
NOTE:
•	For Contracts issued in Connecticut, Florida, Maryland and Oregon: We can only decline a Purchase Payment if it would cause total Purchase Payments to be more than $1 million, or if it would otherwise violate the Purchase Payment restrictions of your Contract.
•	For Contracts issued in New Jersey: We cannot decline an additional Purchase Payment to the Base Account during the Accumulation Phase. However, Purchase Payments to the Income Advantage Account are limited to a maximum of $1.5 million.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

ALLOCATION OF PURCHASE PAYMENTS AND TRANSFERRED ACCOUNT VALUES
You make allocations and transfers between your Accounts during the Accumulation Phase. However, once the older Covered Person reaches age 81, you cannot allocate additional Purchase Payments or transfer Base Account Value to the Income Advantage Account.
You must allocate your money to the Investment Options in whole percentages. Currently we allow you to invest in up to 15 Investment Options in each Account at any one time. We may change this maximum in the future, but you can always invest in at least five Investment Options in each Account.
During the Accumulation Phase, the maximum aggregate Income Advantage Account contribution we accept without our prior approval is $1 million ($1.5 million in New Jersey). We calculate aggregate Income Advantage Account contributions by combining all Retirement Pro Contracts registered with the same social security number. We determine the maximum aggregate contribution and include the following, all calculated at the end of the Business Day:
•	Purchase Payments you allocate to the Income Advantage Account,
•	plus any Base Account Value you transfer into the Income Advantage Account,
•	less the total Income Advantage Account Value you withdraw, and
•	less the total Income Advantage Account Value you transfer to the Base Account.
We limit the amount you can take as a partial transfer or partial withdrawal from the Income Advantage Account. This limit is equal to the Income Advantage Account Value, less your total accumulated Income Advantage Account fee for the current Contract quarter calculated as of the end of the Business Day that we process the withdrawal or transfer.
You can instruct us how to allocate additional Purchase Payments. If you do not instruct us, we allocate them according to your future Purchase Payment allocation instructions. Account Value transfers between the Accounts and/or Investment Options do not change your future allocation instructions or how we rebalance your Income Advantage Value quarterly, as discussed next in this section. For more information, see section 6, Investment Options – Electronic Investment Option Transfer and Allocation Instructions.
You can change your future allocation instructions at any time without fee or penalty. Future allocation instruction changes are effective on the Business Day we receive them in Good Order at our Service Center. If you change your future allocation instructions and you are participating in the dollar cost averaging program or the flexible rebalancing program, this change does not automatically apply to your allocation instructions for these programs. To change your allocation instructions for these programs, you must send us additional instructions. We accept changes to future allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change allocation instructions on your behalf.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

INCOME ADVANTAGE ACCOUNT INVESTMENT OPTION ALLOCATION RESTRICTIONS AND QUARTERLY REBALANCING
In the Income Advantage Account, we restrict your Investment Option selection. When you purchase a Contract, you agree to allow us to rebalance your Income Advantage Account Value quarterly as described here. We put these restrictions in place to support Income Advantage Account's guarantees, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Income Advantage Account Value, Benefit Base and Income Advantage Death Benefit value.
•	You cannot allocate more than 15% of your Income Advantage Account Value to Investment Option Group 1.
•	You cannot allocate more than 50% of your Income Advantage Account Value to Investment Option Group 1 and 2.
•	You must allocate at least 50% of your Income Advantage Account Value to Investment Option Group 3.
Group 1 Investment Options
AZL Morgan Stanley Global Real Estate Fund AZL Schroder Emerging Markets Equity Fund AZL Small Cap Stock Index Fund	PIMCO VIT CommodityRealReturn Strategy Portfolio PIMCO VIT Emerging Markets Bond Portfolio
Group 2 Investment Options
AZL Gateway Fund AZL International Index Fund AZL Mid Cap Index Fund AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund BlackRock Global Allocation V.I. Fund PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
Group 3 Investment Options
AZL Government Money Market Fund Franklin High Income VIP Fund Franklin U.S. Government Securities VIP Fund PIMCO VIT Global Bond Portfolio (Unhedged) PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio PIMCO VIT Total Return Portfolio PIMCO VIT Unconstrained Bond Portfolio Templeton Global Bond VIP Fund
We may add, remove or substitute Investment Options from these groups. We secure all necessary SEC and other governmental approvals before removing or substituting an Investment Option. We may also move Investment Options from a more restrictive group to a less restrictive group, but we cannot move Investment Options the other way. We send you written notice regarding additions, removals or substitutions. When an Investment Option within a group is removed or substituted, we send your written notice 30 days before the removal or substitution date.
While your Income Advantage Account Value is positive, we automatically rebalance your Income Advantage Account Value quarterly according to your Income Advantage Account's future Purchase Payment allocation instructions. The rebalancing occurs at the end of the last Business Day before each Quarterly Anniversary. Your Investment Option's performance may cause your chosen allocations to shift. Quarterly rebalancing helps you maintain your selected allocation mix. There are no fees for the quarterly rebalancing transfers we make, and we do not count them against the free transfers we allow. To change this quarterly rebalancing, you must change your Income Advantage Account's future Purchase Payment allocation instructions. Any requested change to these instructions must comply with the restrictions stated here or we reject your change.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

AUTOMATIC INVESTMENT PLAN (AIP)
The AIP makes additional Purchase Payments to your Accounts during the Accumulation Phase (and for the Income Advantage Account, before the older Covered Person's 81st birthday) on a monthly or quarterly basis by electronic money transfer from your savings, checking or brokerage account. You can participate in AIP by completing our AIP form. Our Service Center must receive your form in Good Order by the 15th of the month (or the next Business Day if the 15th is not a Business day) in order for AIP to begin that same month. We process AIP Purchase Payments on the 20th of the month, or the next Business Day if the 20th is not a Business Day. We allocate AIP Purchase Payments according to your future allocation instructions which must comply with the allocation requirements and restrictions stated in this section. We must receive your request to stop or change AIP at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the Business Day we process AIP to make the change that month. If you begin Income Advantage Payments or Annuity Payments, AIP ends automatically as follows.
•	If you begin Income Advantage Payments, AIP ends on the Benefit Election Date.
•	If you begin Annuity Payments, AIP ends on the Business Day before the Annuity Date.
We reserve the right to discontinue or modify AIP at any time and for any reason.
NOTE: For Owners of Qualified Contracts, AIP is not available if your Contract is funding a plan that is tax qualified under Section 401 of the Internal Revenue Code.

DOLLAR COST AVERAGING (DCA) PROGRAM
The DCA program transfers Base Account Value monthly from the AZL Government Money Market Fund to your selected Base Account Investment Options. By allocating on a regularly scheduled basis, as opposed to making a one-time allocation, your Base Account Value may be less susceptible to market fluctuations. However, dollar cost averaging does not directly result in a Contract Value gain or protect against a market loss.
You can participate in either the six- or twelve-month DCA program by completing our DCA form. You can participate in this program during the Base Account's Accumulation Phase one or more times. There are no fees for DCA transfers and currently, we do not count them as a free transfer. We reserve the right to discontinue or modify the DCA program at any time and for any reason.
If you choose to participate immediately in this program, we apply 100% of the initial Purchase Payment you allocate to the Base Account to the AZL Government Money Market Fund. If you choose to participate later, you must allocate at least $1,500 of your Base Account Value to the AZL Government Money Market Fund. Each month while the program is in effect, we transfer Base Account Value applied to the DCA program from the AZL Government Money Market Fund according to your Base Account future Purchase Payment allocation instructions.
Information on the AZL Government Money Market Fund can be found in section 6, Investment Options; Appendix A – Annual Operating Expenses for Each Investment Option; and in the AZL Government Money Market Fund prospectus that you can obtain from your Financial Professional or us by calling the toll-free telephone number at the back of this prospectus.
We make DCA transfers on the tenth of the month, or the next Business Day if the tenth is not a Business Day. We must receive your DCA form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these transfers or your participation does not begin until next month.
Your participation ends on the earliest of the following:
•	the DCA program period ends (which is either six or twelve months);
•	you request to end the program (your request must be received at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the tenth to end that month); or
•	your Contract ends.
If the DCA program ends at your request, on the Business Day your program ends, we transfer any remaining DCA program Base Account Value in the AZL Government Money Market Fund according to your Base Account future Purchase Payment allocation instructions.
NOTE: This program is only available in the Base Account.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

APPLICATIONS SENT ELECTRONICALLY
We accept manually signed applications that are in Good Order and are sent by fax, or email, or uploaded to our website. It is important to verify receipt of any faxed application, or to receive a confirmation number when using email or the web. We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.
FREE LOOK/RIGHT TO EXAMINE PERIOD
If you change your mind about owning the Contract, you can cancel it within ten days after receiving it (or the period required in your state). If you cancel within the allowed period, in most states we return your Contract Value as of the day we receive your cancellation request. This may be more or less than your initial Purchase Payment. In states that require us to return Purchase Payments less withdrawals if you cancel your Contract, we return Contract Value if greater.
IRA Qualified Contracts require us to return Purchase Payments less withdrawals in most states. For IRA Qualified Contracts issued in a state that requires return of Contract Value (such as Pennsylvania), we return the greater of Purchase Payments less withdrawals or Contract Value. For IRA Qualified Contracts issued in a state that requires return of Purchase Payments less withdrawals, we return Contract Value if greater.
Some states and certain IRA Qualified Contracts require return of Purchase Payments. For these Contracts, we reserve the right to allocate your initial Purchase Payment to the AZL Government Money Market Fund until the free look period ends, and then re-allocate your money, less fees and charges, according to your future Purchase Payment allocation instructions. If we do this, we return the greater of Purchase Payments less withdrawals, or Contract Value. In the Contract, the free look provision is also called the right to examine.
NOTE FOR CONTRACTS ISSUED IN CALIFORNIA TO PERSONS AGE 60 OR OLDER: For Owners age 60 or older (or Annuitants age 60 or older for non-individually owned Contracts), we are required to allocate your money to the AZL Government Money Market Fund during the free look period unless you specify otherwise on the appropriate form.

5.	VALUING YOUR CONTRACT

Your Account Values increase and decrease based on Purchase Payments, transfers, withdrawals, deduction of fees and charges, and your selected Investment Options' performance.
We place Purchase Payments you allocate to the Accounts and Investment Options into subaccounts under our Separate Account (Allianz Life Variable Account B). Each subaccount invests exclusively in one Investment Option within an Account. We use accumulation units to account for all amounts allocated to or withdrawn from each subaccount.
ACCUMULATION UNITS
When we receive a Purchase Payment at our Service Center, we credit your Contract with accumulation units based on the Purchase Payment amount and daily price (accumulation unit value) for the subaccount of your selected Investment Option. A subaccount's accumulation unit value is based on the price (net asset value) of the underlying Investment Option. An Investment Option's net asset value is typically determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day's price.
We arbitrarily set the initial accumulation unit value for each subaccount. On the Issue Date, the number of accumulation units in each subaccount is equal to the initial Purchase Payment amount allocated to a subaccount, divided by that subaccount's accumulation unit value.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Example
•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
•	When the New York Stock Exchange closes on that Wednesday, we determine that the accumulation unit value is $13.25 for your selected Investment Option and Account.
We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount accumulation units for your selected Investment Option and Account.
At the end of each Business Day, we adjust the number of accumulation units in each subaccount as follows. Additional Purchase Payments and transfers into a subaccount increase the number of accumulation units. Withdrawals, transfers out of a subaccount, and the deduction of any transfer fee, contract maintenance charge, or Income Advantage Account fee decrease the number of accumulation units. The Base Account fee reduces the accumulation unit value, not the number of accumulation units.
At the end of each Business Day for each subaccount, we multiply the accumulation unit value at the end of the prior Business Day by the percentage change in value of an Investment Option since the prior Business Day. The percentage change includes both the market performance of the Investment Option and the assessed Base Account fee (if applicable).
COMPUTING CONTRACT VALUE AND ACCOUNT VALUES
We calculate your Contract Value each Business Day by multiplying each subaccount's accumulation unit value by its number of accumulation units, and then adding those results together for all subaccounts in the Base Account and the Income Advantage Account. Additional Purchase Payments increase your Contract Value and the value of the Account to which you allocate them. Withdrawals and Contract charges decrease your Contract Value and the value of the Account from which they are deducted. Your Contract Value and Account Values on any given Business Day are determined at the end of the prior Business Day. For example, your Contract Value on a Contract Anniversary reflects the number and value of the accumulation units at the end of the prior Business Day.

6.	INVESTMENT OPTIONS

The following table lists this Contract's Investment Options and their associated investment advisers and subadvisers, investment objectives, and primary investments. In the future, we may add, eliminate or substitute Investment Options to the extent permitted by the federal securities laws and, when required, the Securities & Exchange Commission. Depending on market conditions, you can gain or lose value by investing in the Investment Options.
You should read the Investment Options' prospectuses carefully. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. The operation of the Investment Options and their various risks and expenses are described in the Investment Options' prospectuses. We send you the current copy of the Investment Options' prospectus when we issue the Contract. (You can also obtain the current Investment Options' prospectus by contacting your Financial Professional or calling us at the toll-free telephone number listed at the back of this prospectus.)
Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. Each Investment Option's Board of Directors monitors for material conflicts, and determines what action, if any, should be taken.
The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Investment Options investment results may be higher or lower than these other portfolios' results. The investment advisers cannot guarantee, and make no representation, that these similar funds' investment results will be comparable even though the Investment Options have the same names, investment advisers, objectives, and policies.
Each Investment Option offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust) is a "fund of funds" and diversifies its assets by investing primarily in shares of several other affiliated mutual funds.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

The Investment Options may pay 12b‑1 fees to the Contracts' distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Investment Options' advisers, distributors and/or affiliates for administrative services and benefits we provide to the Investment Options. The compensation amount usually is based on the Investment Options' aggregate assets purchased through contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive is 0.35% annually of the average aggregate amount invested by us in the Investment Options.
The Allianz VIP Fund of Funds Trust underlying funds do not pay 12b‑1 fees or service fees to the Trust, and the Trust does not charge 12b‑1 fees or service fees. The Allianz VIP Fund of Funds Trust underlying funds or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to you. Service fees may vary depending on the underlying fund.
We offer other variable annuity contracts that may invest in these Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.
The following advisers and subadvisers are affiliated with us through common ownership: Allianz Investment Management LLC, Allianz Global Investors Fund Management LLC, NFJ Investment Group LLC, and Pacific Investment Management Company LLC.
INVESTMENT OPTIONS
Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
ALLIANZ FUND OF FUNDS
Managed by Allianz Investment Management LLC	AZL MVP Fusion Balanced Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily (approximately 80% to 100%) in a combination of underlying investments, to achieve a range generally from 40% to 60% of assets in equity funds and approximately 40% to 60% invested in fixed income funds, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk. May include allocation of up to 20% of the Fund's assets in a combination of derivative and fixed income instruments.

	AZL MVP Fusion Conservative Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily (approximately 80% to 100%) in a combination of underlying investments, to achieve a range generally from 25% to 45% of assets in equity funds and approximately 55% to 75% invested in fixed income funds, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk. May include allocation of up to 20% of the fund's assets in a combination of derivative and fixed income instruments.

	AZL MVP Fusion Growth Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation
Invests primarily (approximately 80% to 100%) in a combination of underlying investments, to achieve a range generally from 70% to 90% of assets in equity funds and approximately 10% to 30% invested in fixed income funds, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk. May include allocation of up to 20% of the fund's assets in a combination of derivative and fixed income instruments.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	AZL MVP Fusion Moderate Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation
Invests primarily (approximately 80% to 100%) in a combination of  underlying investments, to achieve a range generally from 55% to 75% of assets in equity funds and approximately 25% to 45% invested in fixed income funds, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk. May include allocation of up to 20% of the fund's assets in a combination of derivative and fixed income instruments.

BLACKROCK
Managed by Allianz Investment Management LLC/BlackRock Capital Management, Inc.	AZL BlackRock Capital Appreciation Fund	Large Growth	Long-term growth of capital	Invests at least 65% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid-size and large-size companies.
Managed by Allianz Investment Management LLC/BlackRock Advisors, LLC	AZL Government Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests at least 99.5% of its total assets in cash, government securities, or repurchase agreements that are collateralized fully. Invests at least 80% in government securities or in repurchase agreements collateralized by government securities. Investments include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. In addition, the Fund may invest in variable and floating rate instruments. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Government Money Market Fund may also become extremely low and possibly negative.

Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL International Index Fund	International	Match the performance of the MSCI EAFE® Index as closely as possible
Invests at least 80% of its assets in a statistically selected sampling of equity securities of companies included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) and in derivative instruments linked to the MSCI EAFE Index.

	AZL Mid Cap Index Fund	Mid Cap	Match the performance of the Standard & Poor's MidCap 400® Index ("S&P 400 Index") as closely as possible
Invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL Russell 1000 Growth Index Fund	Large Growth	Match the total return of the Russell 1000® Growth Index	Invests in all stocks in the Russell 1000® Growth Index in proportion to their weighting in the index.
	AZL Russell 1000 Value Index Fund	Large Value	Match the total return of the Russell 1000® Value Index	Invests in all stocks in the Russell 1000® Value Index in proportion to their weighting in the index.
	AZL S&P 500 Index Fund	Large Blend	Match total return of the S&P 500®	Normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.
	AZL Small Cap Stock Index Fund	Small Cap	Match performance of the S&P SmallCap 600 Index®	Invests at least 80% of its assets in investments of small capitalization companies, with market capitalizations at the time of purchase, included in the S&P SmallCap 600 Index.
Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC	BlackRock Equity Dividend V.I. Fund	Large Value	Long-term total return and current income
Invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. May invest in securities of companies with any market capitalization, but will generally focus on large cap securities.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock Global Allocation V.I. Fund	Specialty	High total investment return
Invests in both equity and debt securities, including money market securities, of issuers located around the world. Seeks diversification across markets, industries, and issuers. May invest in securities of companies of any market capitalization and in REITs.

BOSTON COMPANY
Managed by Allianz Investment Management LLC/The Boston Company Asset Management LLC	AZL Boston Company Research Growth Fund	Large Growth	Long-term growth of capital and income	Primarily invests in common stocks of large, well-established and mature companies. May invest in non-dividend paying companies and up to 30% of its total assets in foreign securities.
DREYFUS
Managed by The Dreyfus Corporation/Fayez Sarofim & Co.	Dreyfus VIF Appreciation Portfolio	Large Blend	Long-term capital growth consistent with preservation of capital and current income as a secondary goal
Invests at least 80% of its nets assets in common stocks, focusing on "blue chip" companies wth total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

EATON VANCE
Eaton Vance Management	Eaton Vance VT Floating-Rate Income Fund	Specialty	High level of current income
The fund invests at least 80% of its net assets in income producing floating rate loans and other floating rate debt securities. The Fund invests primarily in senior floating rate loans, which are typically below investment grade quality and have below investment grade credit ratings.

FEDERATED
Managed by Allianz Investment Management LLC/Federated Global Investment Management Corp.	AZL Federated Clover Small Value Fund	Small Cap	Capital Appreciation
Invests at least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations, at the time of purchase in the range of companies included in the Russell 2000 Index.

FIDELITY MANAGEMENT & RESEARCH COMPANY
Fidelity Management & Research Company	Fidelity VIP Emerging Markets Portfolio	Specialty	Capital Appreciation	Invests at least 80% of assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets.
	Fidelity VIP Mid Cap Portfolio	Mid Cap	Long-term growth of capital	Invests at least 80% of assets in securities of companies with medium market capitalizations (similar to those in the Russell Midcap Index or S&P MidCap 400 Index).
	Fidelity VIP Strategic Income Portfolio	Intermediate-Term Bonds	High level of current income and capital appreciation
Invests primarily in debt securities, including lower-quality debt securities, in four general categories: high yield, U.S. Government and investment grade, emerging markets, and foreign developed markets.

FRANKLIN TEMPLETON
Managed by Allianz Investment Management LLC/Franklin Mutual Advisers, LLC, Templeton Global Advisors Limited, and Franklin Advisers, Inc.	AZL Franklin Templeton Founding Strategy Plus Fund	Specialty	Long-term capital appreciation, with income as a secondary goal
Invests in a combination of subportfolios or strategies, each of which is managed by an asset manager that is part of Franklin Templeton. The strategies invest primarily in U.S. and foreign equity and fixed income securities.

Administered by Franklin Templeton Services, LLC	Franklin Founding Funds Allocation VIP Fund	Specialty (Fund of Funds)	Capital appreciation with income as a secondary goal.	Invests equal portions in Class 1 shares of the Franklin Income VIP Fund, Mutual Shares VIP Fund, and Templeton Growth VIP Fund.
Managed by Franklin Advisers, Inc.	Franklin High Income VIP Fund	High-Yield Bonds	High current income with capital appreciation as a secondary goal	Invests predominantly in high yield, lower-rated debt securities ("junk bonds").

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	Franklin Income VIP Fund	Specialty	Maximize income while maintaining prospects for capital appreciation	Normally invests in debt and equity securities.
Managed by Franklin Mutual Advisers, LLC	Franklin Mutual Shares VIP Fund	Large Value	Capital appreciation, with income as a secondary goal	Invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.
Managed by Franklin Advisory Services, LLC	Franklin Rising Dividends VIP Fund	Mid Cap	Long-term capital appreciation with preservation of capital as an important consideration	At least 80% of net assets in equity securities of financially sound companies that have paid rising dividends.
Managed by Franklin Advisers, Inc.	Franklin Strategic Income VIP Fund	Intermediate-Term Bonds	High level of current income with a secondary goal of long-term capital appreciation	Invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.
Managed by Franklin Advisers, Inc.	Franklin U.S. Government Securities VIP Fund	Intermediate-Term Bonds	Income	At least 80% of its net assets in U.S. government securities.
	Templeton Global Bond VIP Fund	Intermediate-Term Bonds	High current income, consisent with preservation of capital, with capital appreciation as a secondary consideration	Normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Managed by Templeton Global Advisors Limited	Templeton Growth VIP Fund	International Equity	Long-term capital growth	Normally invests predominantly in equity securities of companies located anywhere in the world, including developing markets.
GATEWAY
Managed by Allianz Investment Management LLC/Gateway Investment Advisors, LLC	AZL Gateway Fund	Specialty	Capture equity market investment returns, while exposing investors to less risk than other equity investments
Normally invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. May invest in companies with small, medium or large market capitalizations and in foreign securities traded in U.S. markets.

INVESCO
Managed by Allianz Investment Management LLC/Invesco Advisers, Inc.	AZL Invesco Equity and Income Fund	Specialty	Highest possible income consistent with safety of principal. Secondary objective of long-term growth of capital
Invests at least 80% of its net assets in equity and income securities. Invests at least 65% of its total assets in income-producing equity securities and also invests in investment grade quality debt securities. May invest up to 15% of net assets in REITs and up to 25% of net assets in foreign securities.

	AZL Invesco Growth and Income Fund	Large Value	Income and long-term growth of capital
Invests primarily in income-producing equity securities, including common stocks and convertible securities. May invest up to 15% of net assets in REITs and up to 25% of net assets in foreign securities.

	AZL Invesco International Equity Fund	International	Long-term growth of capital	At least 80% of its assets in a diversified portfolio of equity securities of foreign issuers that are considered by the fund's subadviser to have strong earnings growth.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Invesco Advisers, Inc.	Invesco V.I. American Value Fund	Mid Cap	Above-average total return over a market cycle of 3-5 years by investing in common stocks and other equity securities	Invests at least 80% of net assets in securities of U.S. issuers and in derivatives and other instruments that have economic characteristics similar to such securities.
	Invesco V.I. Balanced-Risk Allocation Fund	Specialty	Total return with a low to moderate correlation to traditional financial market indices	Provide capital loss protection during down markets by investing in multiple asset classes: equities, fixed income and commodoties.
J.P. MORGAN
Managed by Allianz Investment Management LLC/J.P. Morgan Investment Management, Inc.	AZL JPMorgan International Opportunities Fund	International	Long term capital appreciation	Invests in a diversified portfolio of equity securities of issuers from developed countries other than the U.S., primarily those in the MSCI EAFE Index.
	AZL JPMorgan U.S. Equity Fund	Large Blend	High total return	Invests at least 80% of its net assets, plus any borrowings for investment purposes, primarily in equity securities of large- and medium-capitalization U.S. companies.
Managed by J.P. Morgan Investment Management, Inc.	JPMorgan Insurance Trust Core Bond Portfolio	Intermediate-Term Bonds	Maximize total return	Invests at least 80% of net assets in bonds with intermediate to long-term maturities.
LAZARD
Managed by Lazard Asset Management LLC	Lazard Retirement International Equity Portfolio	International Equity	Long-term capital appreciationh
Invests at least 80% of assets in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the MSCI Index and EAFE Index that the manager believes are undervalued.

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Small Cap	Long-term capital appreciation
Invests at least 80% of assets in equity securities, principally common stocks, of small to mid capitalization U.S. companies, with market capitalizations at the time of purchase within the range of companies included n the Russell 2500 Index.

LEGG MASON
Managed by Legg Mason Partners Fund Advisor, LLC	ClearBridge Variable Aggressive Growth Portfolio	Large Growth	Capital appreciation	Invests primarily in common stocks of large, well-known companies that offer potential for long-term earnings growth.
	QS Legg Mason Dynamic Multi-Stragegy VIT Portfilio	Specialty	Highest total return and will seek to reduce volatility as a secondary objective.	Invests primarily in other open-end funds managed by the manager or its affiliates, or ETFs that are based on an index and managed by unaffiliated investment advisers.
MFS
Managed by Allianz Investment Management LLC/Massachusetts Financial Services Company	AZL MFS Investors Trust Fund	Large Blend	Capital appreciation
Invests primarily in equity securities of companies with large capitalizations that the subadviser believes has above average earnings growth potential, are undervalued, or in a combination of growth and value companies.

	AZL MFS Mid Cap Value Fund	Mid Cap	Capital appreciation
Invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index at the time of purchase that the fund's subadviser believes are undervalued.

	AZL MFS Value Fund	Large Value	Capital appreciation
The fund seeks capital appreciation and normally invests the Fund's assets primarily in equity securities. MFS focuses on investing the Fund's assets in the stocks of companies it believes are undervalued compared to their perceived worth.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Massachusetts Financial Services Company	MFS VIT II International Value Portfolio	International Equity	Capital appreciation	Invests primarily in foreign equity securities, including emerging market equity securities.
	MFS VIT Total Return Bond Portfolio	Intermediate-Term Bond	Total return with an emphasis on current income, but also considering capital appreciation
Invests at least 80% of net assets in debt instruments, mainly investment grade, but also in less than investment grade quality debt instruments. May also invest in foreign securities and may use derivatives for any investment purpose.

	MFS VIT Utilities Portfolio	Specialty	Total return	Invests at least 80% of net assets in securities of issuers in the utilities industry and may also invest in debt instruments, including those that are less than investment grade quality.
MORGAN STANLEY
Managed by Allianz Investment Management LLC/Morgan Stanley Investment Management, Inc.	AZL Morgan Stanley Global Real Estate Fund	Specialty	Income and capital appreciation
Invests at least 80% of assets in equity securities of companies in the real estate industry located throughout the world, including real estate investment trusts and real estate operating companies established outside the U.S.

MORGAN STANLEY and J.P. MORGAN
Managed by Allianz Investment Management LLC/Morgan Stanley Investment Management, Inc., and J.P. Morgan Investment Management, Inc.	AZL Multi-Manager Mid Cap Growth Fund	Mid Cap	Capital growth
Invests in a combination of two subportfolios, or strategies, with equal allocations of the assets to each strategy. The fund as a whole will normally invest at least 80% of net assets in equity securities of mid cap companies, with market capitalizations within the range of the Russell Midcap Growth Index.

NFJ
Managed by Allianz Investment Management LLC/NFJ Investment Group LLC	AZL NFJ International Value Fund	International Equity	Long-term growth of capital and income
Invests at least 65% of net assets in equity securities of non-U.S. companies with market capitalization greater than $1 billion, with a significant portion in dividend-paying securities and up to 50% in emerging market securities.

Managed by Allianz Global Investors Fund Management LLC	Allianz NFJ Dividend Value VIT Portfolio	Large Value	Long-term growth of capital and income	Invests at least 80% of net assets in common stocks and other equity securities of companies that pay or are expected to pay dividends, and have market capitalizations greater than $3.5 billion.
OPPENHEIMERFUNDS
Managed by Allianz Investment Management LLC/OppenheimerFunds, Inc.	AZL Oppenheimer Discovery Fund	Small Cap	Capital appreciation
Under normal market conditions, invests in common stocks and other equity securities of U.S. companies with small market capitalizations, at the time of purchase in the range of companies included in the Russell 2000 Growth Index and that the subadviser believes to have favorable growth prospects.

Managed by OppenheimerFunds, Inc.	Oppenheimer Global Multi-Alternatives Fund/VA	Specialty	Total return	Invests in alternative asset classes and investment strategies, including but not limited to: commodities, precious metals, real estate, MLPs, foreign currency, and event –linked securities.
	Oppenheimer International Growth Fund/VA: A series of the Oppenheimer Variable Account Funds	International Equity	Capital appreciation
Invests at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the U.S. and may invest up to 100% in foreign companies.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
PIMCO
Managed by Pacific Investment Management Company LLC	PIMCO VIT All Asset Portfolio	Specialty (Fund of Funds)	Maximum real return consistent with preservation of real capital and prudent investment management	Invests substantially all of its assets in institutional class shares of the underlying PIMCO Funds.
	PIMCO VIT CommodityReal Return® Strategy Portfolio	Specialty	Maximum real return consistent with prudent investment management	Invests in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income securities.
	PIMCO VIT Emerging Markets Bond Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management	At least 80% of its assets in fixed income instruments of issuers that economically are tied to emerging markets countries.
	PIMCO VIT Global Bond Portfolio (Unhedged)	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in fixed income instruments of issuers in at least three countries (one of which may be the U.S.), which may be represented by forwards or derivatives. May invest, without limitation, in securities economically tied to emerging market countries.

	PIMCO VIT Global Dividend Portfolio	International Equity	Capital appreciation
Normally invests at least 75% of its assets in equity securities, including common and preferred stock, of issuers that PIMCO believes are attractively valued that currently pay dividends and have the potential for earnings and dividend growth over time. May invest a significant portion of its assets in securities and instruments that are economically tied to foreign countries.

	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	Specialty	Total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index
Invests in a combination of affiliated and unaffiliated funds, fixed income instruments, equity securities, forwards and derivatives. Typically invests 50% to 70% of total assets in equity-related investments.

	PIMCO VIT High Yield Portfolio	High-Yield Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of high-yield securities ("junk bonds") rated below investment grade by Moody's or equivalently rated by S&P or Fitch. May invest up to 20% of total asets in securities denominated in foreign currencies.

	PIMCO VIT Low Duration Portfolio	Short-Term Bonds	Maximum total return, consistent with preservation of real capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Invests primarily in investment grade debt securities, but may invest up to 10% in high yield securities.

	PIMCO VIT Real Return Portfolio	Intermediate-Term Bonds	Maximum real return, consistent with preservation of real capital and prudent investment management	At least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	PIMCO VIT Total Return Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

	PIMCO VIT Unconstrained Bond Portfolio	Specialty	Maximum long-term return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

PYRAMIS
Managed by Allianz Investment Management LLC/FIAM LLC	AZL Pyramis Total Bond Fund	Intermediate-Term Bond	High level of current income
Invests at least 80% of its net assets in debt securities of all types and in instruments related to such securities, such as repurchase agreements on such securities, and uses the Barclays Capital U.S. Aggregate Bond Index as a guide in structuring the Fund.

SCHRODER
Managed by Allianz Investment Management LLC/Schroder Investment Management North America Inc.	AZL Schroder Emerging Markets Equity Fund	Specialty	Capital appreciation
Invests at least 80% of its net assets in equity securities of companies that the subadviser believes to be "emerging market" issuers. May invest remainder of assets in securities of issuers located anywhere in the world.

T. ROWE PRICE
Managed by Allianz Investment Management LLC/T. Rowe Price Associates, Inc.	AZL T. Rowe Price Capital Appreciation Fund	Specialty	Long-term capital appreciation with preservation of capital as an important intermediate-term objective
Invests at least 50% of its total assets in the common stocks of established U.S. companies that the subadviser believes has above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities. The Investment Option may invest up to 25% of its total assets in foreign securities.

Managed by T. Rowe Price Associates, Inc.	T. Rowe Price Blue Chip Growth Portfolio	Large Cap Growth	Long-term capital growth with income as a secondary objective
Invests at least 80% of net assets in common stocks of large and medium-sized blue chip growth companies that, in the managers view, are well established in their industries and have the potential for above-average earnings growth.

	T. Rowe Price Equity Income Portfolio	Large Cap Value	High level of dividend income and long-term capital growth primarily through investments in stocks	Invests at least 80% of net assets in common stocks, with an emphasis on large-capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued.
	T. Rowe Price Health Sciences Portfolio	Specialty	Long-term capital appreciation
Invests at least 80% of net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY
Managed by Waddell & Reed Investment Management Company	Ivy Funds VIP Asset Strategy Portfolio	Specialty	Total return
Invests primarily in stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies.

	Ivy Funds VIP Energy Portfolio	Specialty	Capital growth and appreciation
Invests at least 80% of net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	Ivy Funds VIP Global Natural Resources Portfolio	Specialty	Capital growth and appreciation
Invests at least 80% of net assets in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and servies to such companies.

	Ivy Funds VIP Growth Portfolio	Large Cap Growth	Growth of capital
Invests primarily in a diversified portfolio of common stocks issued by large-cap companies, with market capitalizations of at least $10 billion, which the manager believes are high-quality, growth-oriented companies with appreciaton possibilities.

	Ivy Funds VIP Mid Cap Growth Portfolio	Mid Cap Growth	Growth of capital	Invests at least 80% of net assets in the securities of mid cap companies, with market capitalizations within the range of companies in the Russell Midcap Growth Index.
	Ivy Funds VIP Science and Technology Portfolio	Specialty	Growth of capital
Invests at least 80% of net assets in securities of science or technology companies, which in the opinion of the manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS
We may substitute another Investment Option for one of your selected Investment Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Investment Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Investment Options to additional allocations. The fund companies that sell Investment Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.
TRANSFERS BETWEEN INVESTMENT OPTIONS
You can make transfers between Investment Options, subject to the following restrictions. Currently, there is no maximum number of transfers allowed, but we may change this in the future. Transfers may be subject to a transfer fee, see section 8, Expenses.
The following applies to any transfer.
•	Your request for a transfer must clearly state the Accounts and Investment Options involved and how much to transfer.
•	We restrict transfers to and from the Income Advantage Account.
–	We do not allow transfers into the Income Advantage Account during the Income Phase or once the older Covered Person reaches age 81. There is also a maximum aggregate $1 million contribution limit without our prior approval on the Income Advantage Account. For more information see "Allocation of Purchase Payments and Transferred Account Values" in section 4, Purchasing the Contract.
–	The maximum amount you can transfer out of the Income Advantage Account is equal to the total Income Advantage Account Value, less your total accumulated Income Advantage Account fee as of the end of the Business Day that we process the transfer. If you transfer the maximum amount out of the Income Advantage Account during the Income Phase or after the older Covered Person reaches age 81 the Income Advantage Account ends.
–	Transfer instructions must comply with the "Income Advantage Account Investment Option Allocation Restrictions and Quarterly Rebalancing" in section 4, Purchasing the Contract.
•	Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.
•	Account Value transfers between Accounts and Investment Options do not change your future Purchase Payment allocation instructions or how we rebalance your Income Advantage Account Value quarterly. To change this quarterly rebalancing when you make a transfer, you must also change your future allocation instructions.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

We process transfer requests based on prices next determined after we receive your request in Good Order at our Service Center. If we do not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day's prices. For jointly owned Contracts, unless you require us to obtain signatures from both Joint Owners, we accept transfer instructions from any Joint Owner. We may also allow you to authorize someone else to request transfers on your behalf.
ELECTRONIC INVESTMENT OPTION TRANSFER AND ALLOCATION INSTRUCTIONS
We use reasonable procedures to confirm that electronic transfer and allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all fax, email and website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider's, or your Financial Professional's, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.
EXCESSIVE TRADING AND MARKET TIMING
We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.
Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
•	Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into an Investment Option at prices that are below their true value, or transfer out at prices above their true value.
•	An adverse effect on portfolio management, such as causing an Investment Option to maintain a higher level of cash or causing an Investment Option to liquidate investments prematurely.
•	Increased brokerage and administrative expenses.
We attempt to protect our Owners and the Investment Options from potentially disruptive trading through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by your Contract or applicable state law, we may:
•	Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
•	Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).
•	Require a minimum time period between each transfer into or out of the same Investment Option. Our current policy, which is subject to change without notice, prohibits "round trips" within 14 calendar days. We do not include transfers into and/or out of the AZL Government Money Market Fund when available in your Contract. Round trips are transfers into and back out of the same Investment Option, or transfers out of and back into the same Investment Option.
•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
•	Limit the dollar amount of any single Purchase Payment or transfer request to an Investment Option.
•	Prohibit transfers into specific Investment Options.
•	Impose other limitations or restrictions to the extent permitted by federal securities laws.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser's, subadviser's or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.
Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.
We do not include automatic transfers made under any of our programs or Contract features when applying our market timing policy.
We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Government Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.
We cannot guarantee the following.
•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
•	Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.
In addition, some of the Investment Options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.
We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an Investment Option's shares are subject to acceptance by that Investment Option's manager. We reserve the right to reject, without prior notice, any Investment Option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.
Investment Options may add or change policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group if the investment adviser to one or more of the Investment Options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options' prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the Investment Options' managers.
NOTE: This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and how we apply trading restrictions, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person's electronic transfer privileges and require all future requests to be sent by first-class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or Purchase Payment allocations to that Investment Option. We notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.
The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.
FLEXIBLE REBALANCING PROGRAM
Your selected Investment Options' performance may cause the percentage of Base Account Value in each Investment Option to change. Flexible rebalancing can help you maintain your selected Base Account allocation percentages. You can direct us to automatically adjust your Base Account Value in the Investment Options on a quarterly, semi-annual or annual basis according to your instructions. We make flexible rebalancing transfers on the 20th of the month, or the prior Business Day if the 20th is not a Business Day. We must receive your flexible rebalancing program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we rebalance, or your program does not begin until next month. If you participate in this program, there are no fees for the flexible rebalancing transfers and we do not currently count them as a free transfer. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To end this program, we must receive your request at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the 20th to end that month.
NOTE: This program is only available in the Base Account.

FINANCIAL ADVISER FEES
If you have an investment adviser and want to pay their fees from this Contract, you can submit a written request to our Service Center on a form satisfactory to us. If we approve your request, we withdraw the fee and pay it to your adviser. We treat this fee payment as a withdrawal.
Financial adviser fees paid from a Non-Qualified Contract will be a taxable withdrawal to the extent that gain exists within the Contract. If any Owner is under age 59½, withdrawals may be subject to a 10% additional federal tax.
Financial adviser fees paid from an IRA will not be treated as a taxable withdrawal as long as the annuity contract is solely liable for the payment of the fee. You should consult a tax adviser regarding the tax treatment of adviser fee payments.
Your investment adviser acts on your behalf, not ours. We are not party to your advisory agreement or responsible for your adviser's actions. We do not set your adviser's fee or receive any part of it. Any adviser fee you pay is in addition to this Contract's fees and expenses. You should ask your adviser about compensation they receive for this Contract.
You can submit a written request to our Service Center on a form satisfactory to us to allow your adviser to make Investment Option transfers on your behalf. However, we reserve the right to review an adviser's trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the adviser's trading history indicates excessive trading, we can deny your request. If we approve it, your adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.
VOTING PRIVILEGES
We legally own the Investment Option shares. However, when an Investment Option holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote's outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

We determine your voting interest in an Investment Option as follows.
•	You can provide voting instructions based on the dollar value of the Investment Option's shares in your Contract's subaccount. We calculate this value based on the number and value of accumulation units for your Contract on the record date. We count fractional units.
•	You receive proxy materials and a voting instruction form.

7.	OUR GENERAL ACCOUNT

Our general account holds all our assets other than our separate account assets. We own our general account assets and use them to support our insurance and annuity obligations, other than those funded by our separate accounts. These assets are subject to our general business operation liabilities, and may lose value. Subject to applicable law, we have sole investment discretion over our general account assets.
We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered our general account interests under the Securities Act of 1933. As a result, the SEC has not reviewed our general account prospectus disclosures.
We do not currently offer any general account investment choices during the Accumulation Phase. Any Contract Value you apply to Annuity Payments during the Annuity Phase becomes part of our general account. Any guaranteed values, such as the Income Advantage Account's Benefit Base, that are greater than Contract Value are subject to our claims paying ability and the priority rights of our other creditors.

8.	EXPENSES

Contract fees and expenses reduce your investment return and are described here in detail.
BASE ACCOUNT FEE
The Base Account fee applies if you allocate to the Base Account. We calculate and accrue the fee at an annualized rate of 0.30% of the Base Account Investment Options' net asset value on each Business Day during the Accumulation Phase. The Base Account fee reduces the net asset value that we use to calculate each subaccount's accumulation unit value during the Accumulation Phase, or each subaccount's annuity unit value during the Annuity Phase. The net asset value is the price of an underlying Investment Option. The Base Account fee continues to apply under death benefit payment Option B, and with optional payments under death benefit payment Option C as noted in section 12, Death Benefit – Death Benefit Payment Options During the Accumulation and Income Phases.
This fee compensates us for your Base Account's benefits, including our contractual obligation to make Annuity Payments, certain Base Account expenses, and assuming the expense risk that the current fees are less than future Base Account administrative costs. If the Base Account fee covers these costs and risks, any excess is profit to us. We anticipate making such a profit.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

INCOME ADVANTAGE ACCOUNT FEE
If you allocate to the Income Advantage Account, we deduct an Income Advantage Account fee from your Income Advantage Account Value during the Accumulation and Income Phase while your Income Advantage Account Value is positive. The fee is an annualized rate that is accrued on a daily basis as a percentage of the Benefit Base.
We begin calculating and accruing the daily Income Advantage Account fee amount on the day after you allocate to the Income Advantage Account. We deduct this fee for each quarter at the end of the last Business Day before each Quarterly Anniversary with the following exceptions.
•	If you transfer or withdraw the total Income Advantage Account Value, we deduct the final Income Advantage Account fee (the total of all daily Income Advantage Account fees we calculated for the current Contract quarter) before processing the transfer or withdrawal.
•	If your Contract ends due to death, we deduct the final Income Advantage Account fee before calculating the death benefit.
	During the Accumulation and Income Phases
	Maximum	Minimum	Current
Single Income Advantage Payments	1.75%	0.25%	1.00%
Joint Income Advantage Payments	1.75%	0.25%	1.15%
For information on how we calculate the Benefit Base, see section 10, Income Advantage Payments – Benefit Base.
We reserve the right to increase or decrease the Income Advantage Account fee on each Quarterly Anniversary, subject to the maximum and minimum. However, in any twelve-month period we cannot increase or decrease the Income Advantage Account fee more than 0.25%. If we increase this fee, we notify you in writing at least 30 days in advance to allow you the option of transferring your total Income Advantage Account Value to the Base Account before the fee increases. If you make such a transfer before the Benefit Election Date, you can subsequently transfer Base Account Value or add Purchase Payments to the Income Advantage Account. If you make such a transfer after the Benefit Election Date, your Income Advantage Payments, Income Advantage Death Benefit and Income Advantage Account all end.
We deduct the Income Advantage Account fee on a dollar for dollar basis from the Income Advantage Account Value. However, the Income Advantage Account fee does not decrease the Income Advantage Account's guaranteed values; it only decreases the Income Advantage Account Value used to calculate any potential increases to guaranteed values. Guaranteed values include the Benefit Base and Quarterly Anniversary Value (see section 10, Income Advantage Payments and section 12, Death Benefit – Income Advantage Death Benefit).  If on a Quarterly Anniversary the Income Advantage Account Value at the end of the prior Business Day is less than this fee, we deduct your total remaining Income Advantage Account Value to cover this fee and reduce your Income Advantage Account Value to zero. If this deduction occurs during the Income Phase, your Income Advantage Payments continue although we no longer assess or deduct the Income Advantage Account fee.
Changes to the Benefit Base change the Income Advantage Account fee amount. For example, if you receive an annual Income Advantage Payment increase because the Income Advantage Account Value increased, both your Benefit Base and daily Income Advantage Account fee amount also increase. Similarly, an Excess Withdrawal decreases both your Benefit Base and daily fee amount.
This fee compensates us for the benefits provided by the Income Advantage Account, including the Account's guarantees. If the Income Advantage Account fee covers these costs and risks, any excess is profit to us. We anticipate making such a profit.
CONTRACT MAINTENANCE CHARGE
Your annual contract maintenance charge is $75. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:
•	During the Accumulation and Income Phases for all your Retirement Pro Contracts if the total Contract Value is at least $100,000 at the time we are to deduct the charge. We determine the total Contract Value for all individually owned Contracts by using the Owner's social security number, and for non-individually owned Contracts we use the Annuitant's social security number.
•	During the Annuity Phase if the total Base Account Value on the Annuity Date is at least $100,000.
•	When paying death benefits under death benefit payment options A, B, or C.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

During the Accumulation and Income Phases, we deduct this charge first from the Base Account Value, and then from the Income Advantage Account Value if necessary. We deduct the contract maintenance charge on a dollar for dollar basis from your Account Values determined at the end of the last Business Day before the Contract Anniversary. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We deduct this charge proportionately from your selected Investment Options in the appropriate Account. If we deduct this charge from the Income Advantage Account, we do not treat the deduction as a withdrawal when computing the Income Advantage Account's guaranteed values. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment.
TRANSFER FEE
The first twelve transfers every Contract Year are free. A Contract Year is a period of twelve months beginning on the Issue Date or any subsequent Contract Anniversary. After that, we deduct a $25 transfer fee for each additional transfer. We count all transfers made in the same Business Day as one transfer. The following do not count against the free transfers we allow and are not subject to a transfer fee: transfers between the same Investment Option in the two Accounts, dollar cost averaging transfers, flexible rebalancing transfers, or quarterly rebalancing transfers under the Income Advantage Account. The transfer fee continues to apply under death benefit payment Option B, or with variable Annuity Payments or optional payments under death benefit payment Option C as noted in section 12, Death Benefit – Death Benefit Payment Options During the Accumulation and Income Phases.
We deduct this fee only during the Accumulation and Income Phases. We deduct this fee on a dollar for dollar basis from your Account Values determined at the end of the Business Day that we process the transfer request. If you are transferring from multiple Investment Options, we deduct this fee proportionately from the Investment Options from which the transfer is made. If you transfer the total amount in an Investment Option, we deduct a transfer fee from the amount transferred. If we deduct this fee from the Income Advantage Account, it does not decrease the Account's guaranteed values; it only decreases the Income Advantage Account Value used to calculate any potential increases to guaranteed values.
PREMIUM TAX
Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.
INCOME TAX
Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.
INVESTMENT OPTION EXPENSES
The Investment Options' assets are subject to operating expenses (including management fees). These expenses are described in the Fee Tables, Appendix A, and in the Investment Options' prospectuses. These expenses reduce the Investment Options' performance and, therefore, negatively affect your Account Values and Contract Value and any guaranteed values or payments based on these values. The Investment Options' investment advisers provided us with the expense information in this prospectus and we did not independently verify it.

9.	ACCESS TO YOUR MONEY

The money in your Contract is available under the following circumstances:
•	by taking a withdrawal;
•	by taking Income Advantage Payments (Income Advantage Account only);
•	by taking required minimum distributions (Qualified Contracts only) as discussed in "Minimum Distribution Program and Required Minimum Distribution (RMD) Payments" later in this section;
•	by taking Annuity Payments (Base Account only); or
•	when we pay a death benefit.
You can take withdrawals during the Accumulation and Income Phases, but not during the Annuity Phase. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day receives the next Business Day's values.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Any partial withdrawal must be for at least $500.* The maximum partial withdrawal you can take from the Income Advantage Account is equal to the total Income Advantage Account Value, less your total accumulated Income Advantage Account fee for the current Contract quarter as of the end of the Business Day that we process the withdrawal. The Contract Value after a partial withdrawal must be at least $2,000.** We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.
*	Does not apply to Income Advantage Payments, systematic withdrawals, or required minimum distributions.
**	Does not apply to Income Advantage Payments.
We deduct any partial withdrawal proportionately from the Account Value in each Investment Option unless you provide us with alternate instructions. If you take a partial withdrawal from specific Income Advantage Account Investment Options, the Account's quarterly rebalancing feature moves money back into those Investment Options at the end of the quarter unless you also change your future Purchase Payment allocation instructions.
When you take a full withdrawal of the total Contract Value, we process your request on the Business Day we receive it in Good Order at our Service Center as follows:
•	total Contract Value determined at the end of the day,
•	less any final Income Advantage Account fee, and
•	less any contract maintenance charge.
See the Fee Tables and section 8, Expenses for a discussion of these charges.
We pay withdrawals within seven days of receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).
NOTE:
•	Ordinary income taxes and tax penalties may apply to any withdrawal you take.
•	We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals, surrenders, or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the AZL Government Money Market Fund subaccount until the fund is liquidated.

SYSTEMATIC WITHDRAWAL PROGRAM
If your Base Account Value is at least $25,000, the systematic withdrawal program can provide automatic withdrawal payments to you. You can request to receive these withdrawal payments monthly, quarterly, semi-annually or annually. There is no minimum or maximum on the amount you can withdraw under this program. We make systematic withdrawals on the ninth of the month, or the prior Business Day if the ninth is not a Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these withdrawals, or your program does not begin until the next month. This program ends at your request or when you withdraw your total Base Account Value. However, we reserve the right to discontinue or modify the systematic withdrawal program at any time and for any reason.
NOTE:
•	Ordinary income taxes and tax penalties may apply to systematic withdrawals.
•	The systematic withdrawal program is not available while you are receiving required minimum distribution payments.
•	This program is only available in the Base Account.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS
If you own an IRA or SEP IRA Qualified Contract, you can participate in the minimum distribution program during the Accumulation Phase. Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, semi-annual or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We make RMD payments on the ninth of the month, or the prior Business Day if the ninth is not a Business Day. We must receive your program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these payments, or your program does not begin until the next month.
Income Advantage Payments can also be used to satisfy your RMD needs. If you begin Income Advantage Payments while participating in the minimum distribution program, RMD payments stop on the Business Day immediately before the Benefit Election Date. You remain in the program (unless you choose to end it), and if your Income Advantage Payments and any other withdrawals you choose to take during a calendar year do not fully satisfy your RMD, we send you an additional RMD payment to satisfy your remaining RMD needs. For more information, see the note in section 10, Income Advantage Payments – Calculating Your Income Advantage Payments.
NOTE:
•	You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.

•	The minimum distribution program is not available while you are receiving systematic withdrawals.

SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or postpone transfers or payments for withdrawals* for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or
•	during any other period when the SEC, by order, so permits for the protection of Owners.
*	Including Income Advantage Payments and Excess Withdrawals.

10.	INCOME ADVANTAGE PAYMENTS

We designed Income Advantage Payments to last for the lifetime of the Covered Person(s). If you do not begin Income Advantage Payments before the Covered Persons die or are removed from the Contract, you will not receive any payments. In the case of non-spouse Joint Owners selecting single Income Advantage Payments, if a Joint Owner dies before payments begin, payments are not available to you even if the Covered Person is still alive. Income Advantage Payments are available once the younger Covered Person reaches age 65 and before the older Covered Person reaches age 91. You choose your payment frequency and amount subject to an annual maximum. Once established, the annual maximum Income Advantage Payment can increase, but it cannot decrease unless you take an Excess Withdrawal or transfer Income Advantage Account Value into the Base Account.
NOTE: The Income Advantage Account provides no payment until the Covered Person is at least age 65. If we require you to annuitize your Contract as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments that are at least equal to the Income Advantage Payments you are then receiving as described in section 11, The Annuity Phase – When Annuity Payments Begin.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

INCOME ADVANTAGE PAYMENT OVERVIEW
We base your initial Income Advantage Payment on the Benefit Base and the current payment percentage. On the Benefit Election Date, the Benefit Base is the greater of the Income Advantage Account Value as of the end of the last Business Day before the Benefit Election Date, or the highest Income Advantage Account Value from any prior Quarterly Anniversary adjusted for subsequent withdrawals (the Quarterly Anniversary Value). We determine your payment percentage by using the Payment Table(s) and the current treasury rate, which is the Ten-year U.S. Constant Maturity Treasury rate (see the following table). We establish your Contract's Payment Table(s) on the Issue Date and we cannot change them. If the Ten-year U.S. Constant Maturity Treasury rate is no longer available, we may substitute a replacement treasury rate. We base any replacement treasury rate upon U.S. Treasury securities, with maturities of at least two years. The current Payment Table is as follows.
Payment Table
Current Ten-year U.S. Constant Maturity Treasury rate	Payment percentage
3.49% and below	4%
3.50% to 4.99%	5%
5.00% to 6.49%	6%
6.50% and above	7%
The annual maximum Income Advantage Payment is the amount you are entitled to receive each year, but you can choose to take less. Your annual maximum Income Advantage Payment may increase if the payment percentage increases based on the current treasury rate, and/or the Income Advantage Account Value increases. For more information, see "Automatic Annual Income Advantage Payment Increases."
Here is a chart of the historical Ten-year U.S. Constant Maturity Treasury Rate. This chart is shown for historical purposes only and is not a representation of future rates.
	High and Low Ten-Year U.S. Constant Maturity Treasury Rate by Year
Year	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
High	5.54%	5.44%	4.61%	4.89%	4.66%	5.25%	5.26%	4.27%	3.98%	4.01%	3.75%	2.39%	3.04%	3.01%	2.50%
Low	4.22%	3.61%	3.13%	3.70%	3.89%	4.34%	3.83%	2.08%	2.23%	2.41%	1.72%	1.43%	1.66%	2.07%	1.68%
BENEFIT BASE
The Benefit Base determines both your Income Advantage Account fee and your initial annual maximum Income Advantage Payment. The greater the Benefit Base, the greater the initial annual maximum Income Advantage Payment.
On the Issue Date, and on each Business Day before the Benefit Election Date, the Benefit Base is equal to the Quarterly Anniversary Value. On the Benefit Election Date, we compare your Benefit Base to the Income Advantage Account Value using the values determined at the end of the prior Business Day (determined after the deduction of all Contract fees and expenses) and increase your Benefit Base to equal this Income Advantage Account Value if it is greater.
On and after the Benefit Election Date, your Benefit Base only changes if we increase your annual maximum Income Advantage Payment, you take an Excess Withdrawal, or you transfer Income Advantage Account Value to the Base Account. Transferring your total Income Advantage Account Value to the Base Account eliminates the Benefit Base, and ends any Income Advantage Payments, the Income Advantage Death Benefit and the Income Advantage Account. An annual payment increase may increase or decrease your Benefit Base as discussed in "Automatic Annual Income Advantage Payment Increases". Excess Withdrawals and transfers reduce your Benefit Base by the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken, determined at the end of the Business Day we process the withdrawal or transfer. Changes in the Benefit Base also change your daily Income Advantage Account fee amount.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

QUARTERLY ANNIVERSARY VALUE
We only calculate the Benefit Base's Quarterly Anniversary Value before the Benefit Election Date and before the older Covered Person reaches age 91.
On the Issue Date, the Quarterly Anniversary Value is initially equal to the Purchase Payment received and allocated to the Income Advantage Account. At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.
•	We increase it by the amount of any additional Purchase Payments received and allocated to the Income Advantage Account, and any Base Account Value transferred into the Income Advantage Account.
•	We reduce it for any withdrawals or transfers taken out of the Income Advantage Account. The reduction is the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken. We do not include amounts we withdraw for Contract charges in this reduction.
On each Quarterly Anniversary, we compare the Quarterly Anniversary Value to the Income Advantage Account Value using the values determined at the end of the prior Business Day (determined after the deduction of all Contract fees and expenses) and increase the Quarterly Anniversary Value to equal this Income Advantage Account Value if it is greater.
REQUESTING INCOME ADVANTAGE PAYMENTS
You request Income Advantage Payments by completing a payment election form. Your Benefit Election Date is the Business Day we receive your form in Good Order at our Service Center. At least one Covered Person must be alive on the Benefit Election Date in order for Income Advantage Payments to begin. You cannot submit this form until the younger Covered Person reaches the minimum exercise age, or once the older Covered Person reaches age 91. We establish your Contract's minimum exercise age on the Issue Date and we cannot change it. The minimum exercise age is age 65.
Income Advantage Payments begin on the Payment Date you select, which can be any day of a calendar month from the first through the 28th. The earliest Payment Date you can select is the Benefit Election Date, and the latest Payment Date is 28 days after the Benefit Election Date. If the Payment Date is not a Business Day, we make payment to you on the next Business Day.
We will begin making payments to you automatically without your request if your Income Advantage Account Value reduces to zero during the Accumulation Phase for any reason other than a withdrawal or transfer and your Benefit Base is positive. In this instance, we calculate your annual maximum Income Advantage Payment on the next available Benefit Election Date once the younger Covered Person reaches the minimum exercise age and begin making annual payments to you on the next available Payment Date. If the Benefit Election Date has not occurred six months before the older Covered Person reaches age 91, we send you written notice that the payment eligibility  period is about to end. If the Benefit Election Date has not occurred by the older Covered Person's 91st birthday and you selected joint Income Advantage Payments, on the Business Day that occurs on or immediately after this 91st birthday we change the Income Advantage Account fee to the current charge for single Income Advantage Payments if it is less. We guarantee that any new fee will not be greater than the maximum listed in the Fee Tables and section 8, Expenses – Income Advantage Account Fee.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

On or after the Benefit Election Date that you request Income Advantage Payments:
•	You cannot allocate additional Purchase Payments, or transfer any Base Account Value, to the Income Advantage Account.
•	Any active automatic investment plan ends, but you can request to start a new plan for the Base Account.
•	You can only change the Owner if you selected joint Income Advantage Payments and:
–	an Owner dies and the spouse continues the Contract, or
–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
•	The Income Advantage Account fee continues until the Income Phase ends, or your Income Advantage Account Value reduces to zero.
•	If you begin Annuity Payments, Income Advantage Payments, the Income Phase, the Income Advantage Death Benefit and the Income Advantage Account to all end.
•	The Income Advantage Account Value continues to fluctuate as a result of Investment Option performance. It decreases on a dollar for dollar basis with each Income Advantage Payment, Excess Withdrawal, transfer of Income Advantage Account Value into the Base Account, and deduction of Contract charges other than the Base Account fee.
•	Income Advantage Payments do not reduce your Benefit Base, but Excess Withdrawals and transfers of Income Advantage Account Value into the Base Account reduce your Benefit Base by the greater of the percentage of Income Advantage Account Value withdrawn, or the dollar amount withdrawn. Excess Withdrawals and transfers to the Base Account reduce your annual maximum Income Advantage Payment on the next Benefit Anniversary after the withdrawal by the same percentage that we reduced the Benefit Base. Excess Withdrawals and transfers may cause Income Advantage Payments, the Income Phase, the Income Advantage Death Benefit and the Income Advantage Account to all end.
•	Each Income Advantage Payment, any Excess Withdrawal, and any transfer of Income Advantage Account Value into the Base Account reduce the Quarterly Anniversary Value under the Income Advantage Death Benefit by the greater of the percentage of Income Advantage Account Value taken or the dollar amount taken.
•	Any part of your annual maximum Income Advantage Payment that you do not withdraw in a given Benefit Year remains in your Income Advantage Account for the remainder of that year, but is not added to the annual maximum payment available next year.
•	We may increase your annual maximum Income Advantage Payment on every Benefit Anniversary before the older Covered Person reaches age 91. If you receive a payment increase, we may also change your Benefit Base.
NOTE:
•	If Income Advantage Payments do not begin by the older Covered Person's 91st birthday they are no longer available and you will have incurred higher Contract charges without receiving the benefit of a lifetime payment stream, although you will still have access to the Income Advantage Death Benefit.
•	Please discuss the appropriateness of Income Advantage Payments with your Financial Professional and tax adviser.

CALCULATING YOUR INCOME ADVANTAGE PAYMENTS
The annual maximum Income Advantage Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Election Date, the initial annual maximum Income Advantage Payment is equal to the Benefit Base, multiplied by the current payment percentage determined by using the Payment Table (see "Income Advantage Payment Overview" earlier in this section), and the current treasury rate in effect when we receive your payment election form in Good Order at our Service Center. We determine the current treasury rate by reference to the Ten-year U.S. Constant Maturity Treasury rate as of the end of the last Business Day of the prior week. (For historical information about the Ten-year U.S. Constant Maturity Treasury rate, see the "Income Advantage Payment Overview".) On the Benefit Election Date, if your initial annual maximum Income Advantage Payment is less than $100, Income Advantage Payments are not available and you will have incurred higher Contract charges without receiving the benefit of a lifetime payment stream, although you may still have access to the Income Advantage Death Benefit.
You can elect to receive Income Advantage Payments monthly, quarterly, semi-annually, or annually. If the scheduled Payment Date does not fall on a Business Day, we make the payment on the next Business Day.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

You can change your payment frequency once each Benefit Year while your Income Advantage Account Value is positive. A Benefit Year is a period of twelve months beginning on the Benefit Election Date or any subsequent Benefit Anniversary. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the Income Phase ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.
The annual maximum Income Advantage Payment is the amount you are entitled to, but you can choose to take less. The annual actual Income Advantage Payment is the total amount you choose to receive each year. Any part of your annual maximum payment that you do not withdraw in a given Benefit Year is not added to the annual maximum payment available next year. Each Income Advantage Payment you receive is equal to the annual actual Income Advantage Payment divided by the number of payments you chose to receive during the Benefit Year. The initial actual Income Advantage Payment must either be zero, or at least $100. For example, you cannot request an annual payment of $50.
You can change your payment amount once each Benefit Year while your Income Advantage Account Value is positive by providing notice to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the Income Phase ends or you request another change.
Once Income Advantage Payments have begun, if your Income Advantage Account Value reduces to zero for any reason other than an Excess Withdrawal or transfer of the total Income Advantage Account Value to the Base Account, you will continue to receive your maximum Income Advantage Payment at the previous selected payment frequency until the death of the Owner or last surviving Covered Person unless you begin Annuity Payments. Annuitizing your Base Account Value ends your Income Advantage Payments and the Income Advantage Account will no longer be available to you.
We deduct each Income Advantage Payment, Excess Withdrawal, transfer of Income Advantage Account Value to the Base Account, and any additional RMD payment resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Income Advantage Account Value among the Investment Options according to your future Purchase Payment allocation instructions during the Income Phase. You can also continue to make transfers between the Income Advantage Account Investment Options during the Income Phase, subject to the restrictions set out in section 4, Purchasing the Contract – Income Advantage Account Investment Option Allocation Restrictions and Quarterly Rebalancing.
Excess Withdrawals and Transfers to the Base Account
Your annual maximum Income Advantage Payment only decreases if you take an Excess Withdrawal or transfer Income Advantage Account Value to the Base Account.
An Excess Withdrawal is a withdrawal you take from the Income Advantage Account while you are receiving Income Advantage Payments, that when added to any other withdrawals taken out of the Income Advantage Account during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Income Advantage Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Income Advantage Payment, and not an Excess Withdrawal. Excess Withdrawals do not include amounts we withdraw for Contract charges.
For example, assume your annual maximum Income Advantage Payment is $2,000 and you take an annual actual Income Advantage Payment of $1,000. Within a Benefit Year, you can take an additional withdrawal of up to $1,000 from the Income Advantage Account and we consider that amount to be an additional actual Income Advantage Payment. If you withdraw $1,200 from the Income Advantage Account, we consider the first $1,000 to be an additional actual Income Advantage Payment and the next $200 to be an Excess Withdrawal.
Any partial transfer must comply with the restrictions set out in section 4, Purchasing the Contract – Allocation of Purchase Payments and Transferred Account Values. Any partial Excess Withdrawal must comply with the restrictions in section 9, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any Income Advantage Account fee). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any Income Advantage Account fee). If you take an Excess Withdrawal of the total remaining Contract Value your entire Contract ends.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Excess Withdrawals and transfers of Income Advantage Account Value to the Base Account reduce your annual maximum Income Advantage Payment on the next Benefit Anniversary after the withdrawal or transfer. For each Excess Withdrawal and/or transfer, we reduce your annual maximum payment by the same percentage that we reduced the Benefit Base. If partial Excess Withdrawals or transfers reduce your annual maximum Income Advantage Payment to less than $100, we either transfer the entire remaining Income Advantage Account Value (less any Income Advantage Account fee) to the Base Account if the Base Account Value is positive, or we send this amount to you. If we transfer this amount to the Base Account, your Income Advantage Payments, the Income Phase, the Income Advantage Death Benefit and the Income Advantage Account all end. If we send this amount to you, your Contract ends.
NOTE:
•	For Qualified Contracts, if we calculate a required minimum distribution (RMD) based on this Contract, after making all Income Advantage Payments for the calendar year, we determine whether this calendar year's total RMD has been satisfied by these payments and any other withdrawals. If the RMD amount has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We deduct this payment from the Base Account first, and remaining amount from the Income Advantage Account. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal.

•	For required annuitization, if on the maximum permitted Annuity Date you are receiving Income Advantage Payments, we guarantee to pay you the greater of your maximum Income Advantage Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose variable Annuity Payments, this guarantee does not apply. For more information see section 11, The Annuity Phase.

AUTOMATIC ANNUAL INCOME ADVANTAGE PAYMENT INCREASES
We may change your annual maximum Income Advantage Payment on each Benefit Anniversary before the older Covered Person reaches age 91.
First, we adjust your annual maximum payment from the prior Benefit Anniversary (or the Benefit Election Date if this is the first Benefit Anniversary), for any Excess Withdrawal and/or transfer taken during the prior Benefit Year.
We may then also increase your adjusted annual maximum Income Advantage Payment to equal the result of your Income Advantage Account Value determined at the end of the prior Business Day (determined after the deduction of all Contract fees and expenses), multiplied by the greater of:
a)	the payment percentage established on the prior Benefit Anniversary (or the Benefit Election Date if this is the first Benefit Anniversary), or
b)	the current payment percentage based on the treasury rate that is in effect on the Benefit Anniversary.
If we increase your payment, we also change your Benefit Base to equal your Income Advantage Account Value determined at the end of the prior Business Day. This may increase or decrease your Benefit Base, which may also change the daily Income Advantage Account fee amount.
NOTE: Automatic annual Income Advantage Payment increases are not available once the older Covered Person reaches age 91, or on or after the Business Day your Income Advantage Account Value reduces to zero.

TAXATION OF INCOME ADVANTAGE PAYMENTS
Income Advantage Payments are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the total Income Advantage Payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Internal Revenue Code and you begin Income Advantage Payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% additional federal tax.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

WHEN THE INCOME PHASE ENDS
The Income Phase ends on the earliest of the following.
•	The Business Day you take an Excess Withdrawal of the total Income Advantage Account Value.
•	The Business Day you transfer the total Income Advantage Account Value to the Base Account.
•	The Benefit Anniversary that your annual maximum Income Advantage Payment is less than $100 due to an Excess Withdrawal or transfer to the Base Account.
•	The Business Day before the Annuity Date that you annuitize the Base Account Value.
•	The date of death of the last surviving Covered Person.
•	Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary. However, if a federally recognized spouse is a Covered Person and continues this Contract, the Income Phase also continues. In New Jersey, if a surviving civil union partner is the sole Beneficiary and takes the additional death benefit payment option described in the Contract, the Income Phase ends on the Business Day before the Annuity Date.
•	When the Contract ends.

11.	THE ANNUITY PHASE

Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value. Prior to annuitization, you can surrender your Contract and receive your total Contract Value.
You can apply your total Base Account Value to regular periodic annuity payments (Annuity Payments). The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)' age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)' age or gender, we pay the amount that would have been paid at the true age or gender.
NOTE: Your entire Contract Value must be in the Base Account before Annuity Payments can begin. If your Income Advantage Value is positive and you want to begin Annuity Payments, you must either transfer your total Income Advantage Account Value to the Base Account, or withdraw it from the Contract. Beginning Annuity Payments ends Income Advantage Payments, the Income Phase, the Income Advantage Death Benefit and the Income Advantage Account.

CALCULATING YOUR ANNUITY PAYMENTS
We base Annuity Payments upon the following:
•	The Base Account Value on the Annuity Date.
•	Whether you request fixed payments, variable payments, or a combination of both fixed and variable Annuity Payments.
•	The age of the Annuitant and any joint Annuitant on the Annuity Date.
•	The gender of the Annuitant and any joint Annuitant where permitted.
•	The Annuity Option you select.
•	Your Contract's mortality table.
We guarantee the dollar amount of fixed Annuity Payments and this amount remains fixed and does not change during the entire annuity payout option period that you selected, except as provided under Annuity Option 3. Variable payments are not predetermined and the dollar amount changes with your selected Investment Options' investment experience.
VARIABLE OR FIXED ANNUITY PAYMENTS
You can request Annuity Payments under Annuity Options 1-5 as:
•	a variable payout,
•	a fixed payout, or
•	a combination of both.
After the Annuity Date, you cannot make a transfer from a fixed Annuity Payment stream to variable, but you can transfer from a variable Annuity Payment stream and establish a new fixed Annuity Payment stream.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

We base fixed Annuity Payments on your Contract's interest rate and mortality table or current rates, if higher.
The dollar amount of variable Annuity Payments depends on the assumed investment rate (AIR) you select and your selected Investment Options' performance. You can choose a 3%, 5% or 7% AIR.* Using a higher AIR results in a higher initial variable Annuity Payment, but future payments increase more slowly and decrease more rapidly. If your Investment Options' actual performance exceeds your selected AIR, variable Annuity Payments increase. Similarly, if the actual performance is less than your selected AIR, variable Annuity Payments decrease.
*	The maximum available AIR in Florida is 4%, and in New Jersey and Oregon it is 5%.
If you choose a variable payout, you can invest in up to 15 Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not instruct us, we base variable Annuity Payments on your Base Account's future Purchase Payment allocation instructions. Currently, we require your initial Annuity Payment to be $100 or more.
ANNUITY PAYMENT OPTIONS
You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Annuity Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a guaranteed minimum period that you select.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option. For variable Annuity Payments, your total refund is the sum of your selected Investment Options' refunds. Each Investment Option's refund is equal to the amount applied to this Annuity Option and allocated to that Investment Option minus the total paid from that Investment Option.
After the Annuitant's death under Option 2, or the last surviving joint Annuitant's death under Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner's Beneficiaries, or to the last surviving Owner's estate if there are no remaining or named Beneficiaries.
Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.
NOTE: If you do not choose an Annuity Option before the Annuity Date, we make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

WHEN ANNUITY PAYMENTS BEGIN
Annuity Payments begin on the Annuity Date. Your scheduled Annuity Date is the maximum permitted date allowed for your Contract, which is the first day of the calendar month following the later of: a) the Annuitant's 90th birthday, or b) the tenth Contract Anniversary. Your scheduled Annuity Date may be different if the Contract is issued to a charitable remainder trust. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. An earlier or later Annuity Date may not be available to you depending on the Financial Professional you purchase your Contract through and your state of residence. Your Annuity Date must be the first day of a calendar month at least two years after the Issue Date.* The Annuity Date cannot be later than what is permitted under applicable law. If you are required to annuitize the Contract while you are receiving Income Advantage Payments as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments at least equal to the payments you are then receiving as described in the following note.
*	In Florida, the earliest acceptable Annuity Date is one year after the Issue Date.
NOTE:
•	If on the maximum permitted Annuity Date your Contract Value is greater than zero, you must annuitize your Contract. We notify you of your available options in writing 60 days in advance. If you have not selected an Annuity Option, we make variable payments under Annuity Option 2 with five years of guaranteed monthly payments. Upon annuitization you no longer have Contract Value, Base Account Value, Income Advantage Account Value, a death benefit, and any other periodic withdrawals or payments other than Annuity Payments.
•	For Income Advantage Payments: If on the maximum permitted Annuity Date we require you to annuitize your Contract and you are receiving Income Advantage Payments, and your Contract Value is greater than zero, we make the following guarantee if you take fixed Annuity Payments under Annuity Option 1 or 3.
For single Income Advantage Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then your fixed Annuity Payments equal the greater of:
•	annual fixed Annuity Payments under Annuity Option 1 based on the Contract Value; or
•	the current annual maximum Income Advantage Payment available to you.
For joint Income Advantage Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then your fixed Annuity Payments equal the greater of:
•	annual fixed Annuity Payments under Annuity Option 3 based on the Contract Value; or
•	the current annual maximum Income Advantage Payment available to you.

However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, this guarantee does not apply.

12.	DEATH BENEFIT

"You" in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
The death benefit provided by the Base Account is the Base Account Value. The death benefit provided by the Income Advantage Account is the Income Advantage Death Benefit.
Death benefits are not available during the Annuity Phase. If you die during the Accumulation or Income Phase, we process the death benefit using prices determined after we receive a Valid Claim. If we receive a Valid Claim after the end of the current Business Day, we use the next Business Day's prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, he or she each receives an equal share. Any part of the death benefit that is in the Investment Options remains there until distribution begins. From the time we determine the death benefit until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we no longer accept additional Purchase Payments or process transfer requests.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

INCOME ADVANTAGE DEATH BENEFIT
The Income Advantage Death Benefit is the greater of the Income Advantage Account Value (after deduction of the final Income Advantage Account fee), or the Quarterly Anniversary Value. For a sole Beneficiary, we determine the Income Advantage Death Benefit at the end of the Business Day during which we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of Quarterly Anniversary Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or their portion of the Income Advantage Account Value determined at the end of the Business Day during which we receive his or her Valid Claim.
On the Issue Date, the Quarterly Anniversary Value is equal to the Purchase Payment received and allocated to the Income Advantage Account. At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.
•	We increase it by the amount of any additional Purchase Payments received and allocated to the Income Advantage Account, and any Base Account Value transferred into the Income Advantage Account.
•	We reduce it for any withdrawals or transfers taken out of the Income Advantage Account. The reduction is the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken. Withdrawals include Income Advantage Payments and Excess Withdrawals, but do not include amounts we withdraw for Contract charges.
On each Quarterly Anniversary before the end date, we compare the Quarterly Anniversary Value to the Income Advantage Account Value using the values determined at the end of the prior Business Day (determined after the deduction of all Contract fees and expenses) and increase the Quarterly Anniversary Value to equal this Income Advantage Account Value if it is greater. On and after the end date, we no longer make this comparison. The end date occurs on the earliest of:
•	the older Covered Person's 91st birthday; or
•	the end of the Business Day we receive the first Valid Claim from any one Beneficiary.
The Income Advantage Death Benefit ends upon the earliest of the following.
•	The Business Day before the Annuity Date.
•	On or after the Benefit Election Date, the Business Day that the Quarterly Anniversary Value and Income Advantage Account Value are both zero.
•	When the Contract ends.
DEATH OF THE OWNER AND/OR ANNUITANT
The Appendix to the Statement of Additional Information includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
DEATH BENEFIT PAYMENT OPTIONS DURING THE ACCUMULATION AND INCOME PHASES
If you do not designate a death benefit payment option, a Beneficiary must select one of the options listed below. If Option A (lump sum payment) is selected, we pay the amount within seven days of our receipt of a Valid Claim unless the suspension of payments or transfers provision is in effect.
Spousal Continuation: If the Beneficiary is the deceased Owner's spouse, he or she can choose to continue the Contract with their portion of the death benefit in his or her own name. For non-individually owned Contracts, spousal continuation is only available to Qualified Contracts. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue their portion of the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, at the end of the Business Day we receive his or her Valid Claim, we increase the Income Advantage Account Value to equal the Income Advantage Death Benefit if greater. An Income Advantage Account Value increase may not increase the Benefit Base. If the surviving spouse continues the Contract, he or she may exercise all of the Owner's rights, including naming a new Beneficiary or Beneficiaries.
Option A: Lump sum payment of the death benefit.
Option B: Payment of the entire death benefit from the Base Account within five years of the date of any Owner's death. The Income Advantage Account is not available under this option. The Beneficiary can continue to make transfers between Investment Options and is subject to a transfer fee, and the Base Account fee. At the end of the fifth year, any remaining death benefit is paid in a lump sum.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options 1, 2 or 5 as described under "Annuity Payment Options" in section 9. The Income Advantage Account is not available under these options. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary's life expectancy. Under this payment option, and with variable Annuity Payments, the Beneficiary can continue to make transfers between Investment Options and is subject to a transfer fee, and the Base Account fee.
Distribution must begin within one year of the date of the Owner's death. Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner's death must be distributed within five years of the date of death.
If the Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Internal Revenue Code's distribution at death rules, which are set forth in Section 72(s) of the Code.
In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract is interpreted and administered in accordance with Section 72(s) of the Internal Revenue Code.
Other rules may apply to Qualified Contracts.

13.	TAXES

This section provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation is contained in the Statement of Additional Information, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract's effects on your personal tax situation.
QUALIFIED AND NON-QUALIFIED CONTRACTS
You can purchase either a Qualified Contract or a Non-Qualified Contract. A Qualified Contract is purchased pursuant to a specialized provision of the Internal Revenue Code (Code). For example, a Contract may be purchased pursuant to Section 408 of the Code as an Individual Retirement Annuity (IRA).
Qualified Contracts are subject to certain restrictions, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve month period from all of the IRAs you currently own. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted once the Owner reaches age 70½.
Currently, we offer the following types of Qualified Contracts.
Type of Contract	Persons and Entities that can buy the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
Simplified Employee Pension (SEP) IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans	A qualified retirement plan is the Owner and the Annuitant must be an individual. We may determine which types of qualified retirement plans are eligible to purchase this Contract.
If you purchase a Qualified Contract, you already receive the benefit of tax deferral through the qualified plan, and so you should purchase this Contract for purposes other than tax deferral.
You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code. There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

TAXATION OF ANNUITY CONTRACTS
The Contract has the following tax characteristics.
•	Taxes on earnings are deferred until you take money out. Non-Qualified Contracts owned by corporations or partnerships do not receive income tax deferral on earnings.
•	When you take money out of a Non-Qualified Contract, earnings are generally subject to federal income tax and applicable state income tax. All pre-tax money distributed from Qualified Contracts are subject to federal and state income tax, but qualified distributions from Roth IRA Contracts are not subject to federal income tax. This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.
•	Taxable distributions are subject to an ordinary income tax rate, rather than a capital gains rate.
•	Distributions from Non-Qualified Contracts will be considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.
•	If you take partial withdrawals from your Non-Qualified Contract, the withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.
•	If you annuitize your Non-Qualified Contract and receive a stream of Annuity Payments you receive the benefit of the exclusion ratio, and each Annuity Payment you receive is treated partly as taxable earnings and partly as non-taxable return of Purchase Payments.
•	If you take partial withdrawals or annuitize a Qualified Contract, you will be responsible for determining what portion, if any, of the distribution consists of after-tax money.
•	Income Advantage Payments are taxed as partial withdrawals.
•	If you take out earnings before age 59½, you may be subject to a 10% additional federal tax, unless you take a lifetime annuitization of your Contract or you take money out in a stream of substantially equal payments over your expected life in accordance with the requirements of the Code.
•	A pledge or assignment of a Contract may be treated as a taxable event. You should discuss any pledge or assignment of a Contract with your tax adviser.
•	If you purchase multiple non-qualified deferred annuity contracts from an affiliated group of companies in one calendar year, these contracts are treated as one contract for purposes of determining the tax consequences of any distribution.
•	Death benefit proceeds from Non-Qualified Contracts are taxable to the beneficiary as ordinary income to the extent of any earnings. Death benefit proceeds must be paid out in accordance with the requirements of the Code.
•	Depending upon the type of Qualified Contract you own, required minimum distributions (RMDs) must be satisfied when you reach a certain age. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract's RMD requirements.
•	When you take money out of a Contract, we may deduct premium tax that we pay on your Contract. This tax varies from 0% to 3.5%, depending on your state. Currently, we pay this tax and do not pass it on to you.
TAX-FREE SECTION 1035 EXCHANGES
Subject to certain restrictions, you can make a "tax-free" exchange under Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
•	you might have to pay a withdrawal charge on your previous contract,
•	other charges under this Contract may be higher (or lower),
•	the benefits may be different, and
•	you no longer have access to any benefits from your previous contract.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

14.	OTHER INFORMATION

ALLIANZ LIFE
Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We offer fixed, fixed index, and variable annuities, individual life insurance, and registered index-linked annuities. We are licensed to do direct business in 49 states and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.
THE SEPARATE ACCOUNT
We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.
The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.
We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities, other than those arising from the Contracts.
If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges. The obligations under the Contracts are obligations of Allianz Life.
DISTRIBUTION
Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.
We have entered into a distribution agreement with Allianz Life Financial for the distribution of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf.
We may fund Allianz Life Financial's operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Financial Professionals and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.
Allianz Life Financial does not itself sell the Contracts to customers. Rather, customers typically are working with a Financial Professional acting as an investment adviser, who advises the customer to purchase a Contract through a third-party broker-dealer. Investment advisers and broker-dealers involved in selling the Contracts may include Questar Asset Management, Inc., an affiliated investment adviser, or Questar Capital Corporation, an affiliated broker/dealer.
We do not pay sales commissions in connection with sales of the Contracts. Rather, the Contract Owner pays an investment advisory fee to his or her Financial Professional.
The Investment Options may assess a Rule 12b‑1 fee. These fees are paid to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option's plan. These fees typically equal 0.25% of an Investment Option's average daily net assets for the most recent calendar year.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may make payments for administrative services to Allianz Life Financial or its affiliates.
Broker-dealers and investment advisers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services.
We and/or Allianz Life Financial may pay certain broker-dealer and investment advisory firms additional marketing support allowances for:
•	marketing services and increased access to their Financial Professionals;
•	sales promotions relating to the Contracts;
•	costs associated with sales conferences and educational seminars;
•	the cost of client meetings and presentations; and
•	other sales expenses incurred by them.
We retain substantial discretion in determining whether to grant a marketing support payment to a particular firm and the amount of any such payment.
We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer.
Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.
A portion of the payments made to broker-dealer and investment advisory firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.
We intend to recover expenses through fees and charges imposed under the Contract.
We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.
ADDITIONAL CREDITS FOR CERTAIN GROUPS
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.
ADMINISTRATION/ALLIANZ SERVICE CENTER
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries, and processing requests for variable annuity payments. Allianz Life also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:
•	issuance and maintenance of the Contracts,
•	maintenance of Owner records, and
•	routine customer service including:
–	processing of Contract changes,
–	processing withdrawal requests (both partial and total) and
–	processing requests for fixed annuity payments.
Services performed by Tata are overseen and quality control checked by our Service Center.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.
LEGAL PROCEEDINGS
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial's ability to perform its obligations.
FINANCIAL STATEMENTS
The consolidated financial statements of Allianz Life and the financial statements of the Separate Account have been included in Part C of the Registration Statement.
STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

15.	PRIVACY NOTICE

2016
Your privacy is a high priority for Allianz ("we" or "our"). Our pledge to protect your privacy is reflected in our Privacy Notice. This notice outlines our principles for collecting, using and protecting information that we maintain about you.
This notice applies to Allianz and its affiliated companies listed at the end of this notice. The law allows us to share your information among our affiliates. The law does not allow you to prevent these disclosures.
Information about you that Allianz collects
We collect information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:
•	From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete. The information we collect includes, but is not limited to, your name, social security number, address and telephone number.
•	From others, through the process of handling a claim. This may include information from medical or accident reports.
•	From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.
•	From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.
•	From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.
Information about you that Allianz shares
We do not share information about current or former customers with anyone, except as allowed by law. "Allowed by law" means that we may share your information, such as your name, address, and policy information, as follows:
•	With affiliates and other third parties in order to administer or service your policy.
•	With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.
•	With your insurance agent so that they can perform services for you.
•	With medical professionals in order to process your claim.
•	With a state Department of Insurance in order to examine our records or business practices.
•	With state or federal law enforcement agency, as required by law or to report suspected fraud activities.
•	With research groups to conduct studies on claims results. No individual is identified in any study or report.
We advise the vendors with whom we legally share your information of our privacy policy. We make every effort to use vendors whose privacy policy reflects our own.
Allianz does not sell your information to anyone
We do not sell your information to anyone for their own marketing purposes. For this reason, we are not required to obtain an "opt-in election," an "opt-out election" or an authorization from you.
Allianz policies and practices regarding security of your information
We limit access to your information to those employees, affiliates, and service providers who need it to administer or service your policy.  We use computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We use state of the art technology to secure our websites and protect the information that may be shared over these sites. We restrict access to information about you to those employees who need the information to service your policy.
If you visit one of our websites, we may use "cookies" (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily.
Your ability to access and correct your information
You have the right to access and obtain a copy of your information.  You may write to us and also ask for a record of any disclosure of your medical information made within the last three (3) years. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding.  If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized.
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information.  If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.
If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so that you can contact them directly.
Montana residents: You may write to us and also ask for a record of any disclosure of your medical information made within the last three years.
Notification of change
Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes. This Privacy Notice is also displayed on our website at www.allianzlife.com.

For more information or if you have questions
If you have any questions or concerns about our privacy policies or procedures, please call the Corporate Compliance Privacy Office at 800.328.5600, write us at the following address or contact us via the secured website.
Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416-1297 800.328.5600 www.allianzlife.com
Allianz and its affiliated companies:
•  Allianz Life Insurance Company of North America
•  Allianz Life Insurance Company of New York
•  Allianz Investment Management LLC
•  Allianz Life Financial Services, LLC
•  Questar Asset Management, Inc.
•  Questar Capital Corporation

M40018 (R-9/2015)

16.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life…………………………………………………………….	2	Income Tax Withholding…………………………….	9
Experts……………………………………………………..………….	2	Multiple Contracts……………………………………	9
Legal Opinions………………………………………………………..	2	Partial 1035 Exchanges…………………………….	9
Distributor……………………………………………………………..	2	Assignments, Pledges and Gratuitous Transfers…	9
Federal Tax Status…………………………………………….……..	3	Death Benefits……………………………………….	9
Annuity Contracts in General…………………………..……….	3	Spousal Continuation and the Federal Defense of
Taxation of Annuities in General…………………………….….	3	Marriage Act (DOMA)………………………….	10
Qualified Contracts……………………………..………………..	4	Federal Estate Taxes………………………………..	10
Purchasing a Qualified Contract………………………………..	5	Generation-Skipping Transfer Tax…………………	10
Distributions – Qualified Contracts………………….………….	6	Foreign Tax Credits………………………………….	10
Distributions – Non-Qualified Contracts……………………….	7	Possible Tax Law Changes…………………………	10
Required Distributions……………………………………………	8	Annuity Payments………………………………………..	11
Withholding………………………………………………………..	8	Annuity Payment Options……………………………	11
Diversification……………………………………………………..	8	Annuity Units/Calculating Variable Annuity
Owner Control…………………………………………………….	8	Payments……………………………………..……..	13
Contracts Owned by Non-Individuals…………………………..	8	Financial Statements…………………………………….	13
Annuity Purchases by Nonresident Aliens and Foreign		Appendix – Death of the Owner and/or Annuitant…	14
Corporations………………………………………	8

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

APPENDIX A – ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION

This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option's average daily net assets for the most recent calendar year. Except for the AZL Funds and the PIMCO VIT portfolios, neither the Investment Options nor their advisers are affiliated with us. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options' prospectuses for further information regarding the expenses you may expect to pay. Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. If these fees are deducted from Investment Option assets, they are reflected in the table below.
Investment Option	Management fees	Rule 12b‑1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
BLACKROCK
AZL BlackRock Capital Appreciation Fund	.80	.25	–	.05	–	1.10
AZL Government Money Market Fund	.35	.25	–	.05	–	.65
AZL International Index Fund	.35	.25	–	.15	–	.75
AZL Mid Cap Index Fund	.25	.25	–	.07	–	.57
AZL Russell 1000 Growth Index Fund	.44	.25	–	.09	–	.78
AZL Russell 1000 Value Index Fund	.44	.25	–	.08	–	.77
AZL S&P 500 Index Fund	.17	.25	–	.07	–	.49
AZL Small Cap Stock Index Fund	.26	.25	–	.08	–	.59
BlackRock Equity Dividend V.I. Fund – Class 3.60		.25	–	.31	.01	1.17
BlackRock Global Allocation V.I. Fund – Class 3.62		.25	–	.25	–	1.12
BOSTON COMPANY
AZL Boston Company Research Growth Fund	.76	.25		.05		1.06
DREYFUS
Dreyfus VIF Appreciation Portfolio – Service Shares	.75	.25	–	.05	–	1.05
EATON VANCE
Eaton Vance VT Floating-Rate Income Fund- Initial Class	.58	.25	–	.35	–	1.18
FEDERATED
AZL Federated Clover Small Value Fund	.75	.25	–	.05	–	1.05
FIDELITY MANAGEMENT & RESEARCH COMPANY
Fidelity VIP Emerging Markets Portfolio – Service Class 2.80		.25	–	.27	–	1.32
Fidelity VIP Mid Cap Portfolio – Service Class 2.55		.25	–	.08	–	.88
Fidelity VIP Strategic Income Portfolio – Service Class 2.56		.25	–	.13	–	.94
FRANKLIN TEMPLETON
AZL Franklin Templeton Founding Strategy Plus Fund	.70	.25	–	.09	–	1.04
Franklin Founding Funds Allocation VIP Fund – Class 2.00		.25	–	.11	.67	1.03
Franklin High Income VIP Fund – Class 2.53		.25	–	.06	–	.84
Franklin Income VIP Fund – Class 2.45		.25	–	.01	–	.71
Franklin Mutual Shares VIP Fund – Class 2.69		.25	–	.04	–	.98
Franklin Rising Dividends VIP Fund – Class 2.61		.25	–	.02	–	.88
Franklin Strategic Income VIP Fund – Class 2.58		.25	–	.05	.01	.89
Franklin U.S. Government Securities VIP Fund – Class 2.47		.25	–	.03	–	.75
Templeton Global Bond VIP Fund – Class 2.46		.25	–	.06	–	.77
Templeton Growth VIP Fund – Class 2.77		.25	–	.03	–	1.05
GATEWAY
AZL Gateway Fund	.80	.25	–	.05	–	1.10
INVESCO
AZL Invesco Equity and Income Fund	.75	.25	–	.05	–	1.05
AZL Invesco Growth and Income Fund	.75	.25	–	.06	–	1.06
AZL Invesco International Equity Fund	.90	.25	–	.08	–	1.23
Invesco V.I. American Value Fund – Series II	.72	.25	–	.27	.11	1.35
Invesco V.I. Balanced-Risk Allocation Fund – Series II	.92	.25	–	.23	.09	1.49
J.P. MORGAN
AZL JPMorgan International Opportunities Fund	.95	.25	–	.07	–	1.27
AZL JPMorgan U.S. Equity Fund – Class 2.80		.25	–	.06	–	1.11
JPMorgan Insurance Trust Core Bond Portfolio – Class 2.40		.25	–	.23	.01	.89

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016
Appendix A

Investment Option	Management fees	Rule 12b‑1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
LAZARD
Lazard Retirement International Equity Portfolio – Service Shares	.75	.25	–	.11	–	1.11
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	.75	.25	–	.35	–	1.35
LEGG MASON
ClearBridge Variable Aggressive Growth Portfolio – Class II	.75	.25	–	.05	–	1.05
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio – Class II	.45	.25	–	.03	.63	1.36
MFS
AZL MFS Investors Trust Fund	.75	.25	–	.05	–	1.05
AZL MFS Mid Cap Value Fund	.75	.25	–	.07	–	1.07
AZL MFS Value Fund	.74	.25	–	.06	–	1.05
MFS VIT II International Value Portfolio – Service Class	.87	.25	–	.06	–	1.18
MFS VIT Total Return Bond Portfolio – Service Class	.50	.25	–	.04	–	.79
MFS VIT Utilities Portfolio – Service Class	.73	.25	–	.06	–	1.04
MORGAN STANLEY
AZL Morgan Stanley Global Real Estate Fund	.90	.25	–	.14	–	1.29
MORGAN STANLEY and J.P. MORGAN
AZL Multi-Manager Mid Cap Growth Fund	.80	.25	–	.05	–	1.10
NFJ
AZL NFJ International Value Fund	.90	.25	–	.09	–	1.24
Allianz NFJ Dividend Value VIT Portfolio	.70	.25	–	.22	–	1.17
OPPENHEIMERFUNDS
AZL Oppenheimer Discovery Fund	.85	.25	–	.06	–	1.16
Oppenheimer Global Multi-Alternatives Fund/VA – Service Shares	1.03	.25	–	.42	.01	1.71
Oppenheimer International Growth Fund/VA – Service Shares	.95	.25	–	.13	–	1.33
PIMCO
PIMCO VIT All Asset Portfolio – Admin. Class	.425	–	.15	–	.83	1.405
PIMCO VIT CommodityRealReturn Strategy Portfolio – Admin. Class	.74	–	.15	.17	.11	1.17
PIMCO VIT Emerging Markets Bond Portfolio – Admin. Class	.85	–	.15	–	–	1.00
PIMCO VIT Global Bond Portfolio (Unhedged) – Admin. Class	.75	–	.15	–	–	.90
PIMCO VIT Global Dividend Portfolio – Advisor Class	1.04	.25	–	.02	–	1.31
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio – Admin. Class	.95	–	.15	.05	.30	1.45
PIMCO VIT High Yield Portfolio – Admin. Class	.60	–	.15	.01	–	.76
PIMCO VIT Low Duration Portfolio – Admin. Class	.50	–	.15	.01	–	.66
PIMCO VIT Real Return Portfolio – Admin. Class	.50	–	.15	.13	–	.78
PIMCO VIT Total Return Portfolio – Admin. Class	.50	–	.15	.01	–	.66
PIMCO VIT Unconstrained Bond Portfolio – Admin Class	.90	–	.15	.01	–	1.06
PYRAMIS
AZL Pyramis Total Bond Fund	.50	.25	–	.07	–	.82
SCHRODER
AZL Schroder Emerging Markets Equity Fund	1.23	.25	–	.26	–	1.74
T. ROWE PRICE
AZL T. Rowe Price Capital Appreciation Fund	.75	.25	–	.05	–	1.05
T. Rowe Price Blue Chip Growth Portfolio – Class II	.85	.25	–	–	–	1.10
T. Rowe Price Equity Income Portfolio – Class II	.85	.25	–	–	–	1.10
T. Rowe Price Health Sciences Portfolio – Class II	.95	.25	–	–	–	1.20
WADDELL & REED INVESTMENT MANAGEMENT COMPANY
Ivy Funds VIP Asset Strategy Portfolio	.68	.25	–	.06	–	.99
Ivy Funds VIP Energy Portfolio	.85	.25	–	.10	–	1.20
Ivy Funds VIP Global Natural Resources Portfolio	1.00	.25	–	.10	–	1.35
Ivy Funds VIP Growth Portfolio	.70	.25	–	.04	–	.99
Ivy Funds VIP Mid Cap Growth Portfolio	.85	.25	–	.05	–	1.15
Ivy Funds VIP Science and Technology Portfolio	.85	.25	–	.05	–	1.15
Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016
Appendix A

This table describes, in detail, the annual expenses for each of the Allianz Fund of Funds. We show the expenses as a percentage of an Investment Option's average daily net assets. The underlying funds may pay 12b‑1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b‑1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b‑1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.
Investment Option	Management fees	Rule 12b‑1 fees	Other expenses	Total	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ FUND OF FUNDS
AZL MVP Fusion Balanced Fund	.20	–	.02	.22	.88	1.10
AZL MVP Fusion Conservative Fund	.20	–	.04	.24	.82	1.06
AZL MVP Fusion Growth Fund	.20	–	.02	.22	.99	1.21
AZL MVP Fusion Moderate Fund	.20	–	.02	.22	.94	1.16

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016
Appendix A

APPENDIX B – CONDENSED FINANCIAL INFORMATION

The consolidated financial statements of Allianz Life Insurance Company of North America and the financial statements of Allianz Life Variable Account B are included in Part C of the Registration Statement.
Accumulation unit value (AUV) information corresponding to the Base Account fee for the Contract offered by this prospectus, as of the end of December 31, 2015, is listed in the tables below. A separate fee may also apply to your Contract if you select the Income Advantage Account, which is not reflected in the table below. See the Fee Tables for further information regarding this fee.
This information should be read in conjunction with the financial statements and related notes of the Separate Account included in Part C of the Registration Statement.
(Number of Accumulation Units in thousands)
Base Account Fee 0.30%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Allianz NFJ Dividend Value VIT Fund
12/31/2014	N/A	14.574	0
12/31/2015	14.574	13.244	0
AZL BlackRock Capital Appreciation Fund
12/31/2011	N/A	12.457	5
12/31/2012	12.457	14.125	18
12/31/2013	14.125	18.791	38
12/31/2014	18.791	20.442	41
12/31/2015	20.442	21.651	43
AZL Boston Company Research Growth Fund
12/31/2011	N/A	11.408	2
12/31/2012	11.408	13.393	2
12/31/2013	13.393	18.160	8
12/31/2014	18.160	19.635	12
12/31/2015	19.635	20.657	15
AZL Federated Clover Small Value Fund
12/31/2011	N/A	19.227	2
12/31/2012	19.227	21.914	3
12/31/2013	21.914	28.839	19
12/31/2014	28.839	30.920	26
12/31/2015	30.920	28.947	26
AZL Franklin Templeton Founding Strategy Plus Fund
12/31/2011	N/A	10.993	1
12/31/2012	10.993	12.580	4
12/31/2013	12.580	14.815	23
12/31/2014	14.815	15.086	20
12/31/2015	15.086	14.219	20
AZL Gateway Fund
12/31/2011	N/A	10.457	1
12/31/2012	10.457	10.859	8
12/31/2013	10.859	11.740	296
12/31/2014	11.740	12.067	280
12/31/2015	12.067	12.268	281
AZL Government Money Market Fund
12/31/2011	N/A	12.306	124
12/31/2012	12.306	12.269	81
12/31/2013	12.269	12.232	240
12/31/2014	12.232	12.197	470
12/31/2015	12.197	12.161	474
AZL International Index Fund
12/31/2011	N/A	9.071	9
12/31/2012	9.071	10.675	55
12/31/2013	10.675	12.916	135
12/31/2014	12.916	12.081	222
12/31/2015	12.081	11.878	274
AZL Invesco Equity and Income Fund
12/31/2011	N/A	13.487	0
12/31/2012	13.487	15.048	1
12/31/2013	15.048	18.703	6
12/31/2014	18.703	20.232	10
12/31/2015	20.232	19.673	17
AZL Invesco Growth and Income Fund
12/31/2011	N/A	13.902	2
12/31/2012	13.902	15.847	10
12/31/2013	15.847	21.121	11
12/31/2014	21.121	23.163	19
12/31/2015	23.163	22.341	16
AZL Invesco International Equity Fund
12/31/2011	N/A	17.089	3
12/31/2012	17.089	19.689	28
12/31/2013	19.689	23.317	27
12/31/2014	23.317	23.306	32
12/31/2015	23.306	22.600	42
AZL JPMorgan International Opportunities Fund
12/31/2011	N/A	16.672	1
12/31/2012	16.672	19.989	3
12/31/2013	19.989	24.053	13
12/31/2014	24.053	22.208	17
12/31/2015	22.208	22.313	20
AZL JPMorgan U.S. Equity Fund
12/31/2011	N/A	12.059	3
12/31/2012	12.059	14.083	6
12/31/2013	14.083	19.222	22
12/31/2014	19.222	21.882	33
12/31/2015	21.882	21.843	33
AZL MFS Investors Trust Fund
12/31/2011	N/A	14.935	9
12/31/2012	14.935	17.711	20
12/31/2013	17.711	23.268	46
12/31/2014	23.268	25.692	52
12/31/2015	25.692	25.615	49

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016
Appendix B

Base Account Fee 0.30%
Period or Year Ended	Period or Year Ended	Period or Year Ended	Period or Year Ended
AZL MFS Mid Cap Value Fund
12/31/2011	N/A	7.777	6
12/31/2012	7.777	8.997	14
12/31/2013	8.997	12.101	45
12/31/2014	12.101	13.380	73
12/31/2015	13.380	13.004	71
AZL MFS Value Fund
12/31/2011	N/A	11.159	0
12/31/2012	11.159	12.981	5
12/31/2013	12.981	17.526	24
12/31/2014	17.526	19.266	46
12/31/2015	19.266	19.050	58
AZL Mid Cap Index Fund
12/31/2011	N/A	10.437	23
12/31/2012	10.437	12.197	82
12/31/2013	12.197	16.139	170
12/31/2014	16.139	17.572	123
12/31/2015	17.572	17.052	134
AZL Morgan Stanley Global Real Estate Fund
12/31/2011	N/A	9.028	24
12/31/2012	9.028	11.688	61
12/31/2013	11.688	12.005	70
12/31/2014	12.005	13.618	121
12/31/2015	13.618	13.395	129
AZL Multi-Manager Mid Cap Growth Fund
12/31/2011	N/A	17.302	3
12/31/2012	17.302	18.692	20
12/31/2013	18.692	25.893	21
12/31/2014	25.893	26.028	29
12/31/2015	26.028	24.338	34
AZL MVP Fusion Balanced Fund
12/31/2011	N/A	12.482	2
12/31/2012	12.482	13.862	15
12/31/2013	13.862	15.404	29
12/31/2014	15.404	16.062	32
12/31/2015	16.062	15.733	30
AZL MVP Fusion Conservative Fund
12/31/2011	N/A	11.296	20
12/31/2012	11.296	12.531	58
12/31/2013	12.531	13.488	67
12/31/2014	13.488	14.094	33
12/31/2015	14.094	13.943	43
AZL MVP Fusion Growth Fund
12/31/2011	N/A	11.357	5
12/31/2012	11.357	12.827	11
12/31/2013	12.827	15.232	20
12/31/2014	15.232	15.848	35
12/31/2015	15.848	15.449	50
AZL MVP Fusion Moderate Fund
12/31/2011	N/A	11.919	5
12/31/2012	11.919	13.372	32
12/31/2013	13.372	15.355	22
12/31/2014	15.355	15.957	50
12/31/2015	15.957	15.573	47
AZL NFJ International Value Fund
12/31/2012	N/A	16.076	0
12/31/2013	16.076	17.897	11
12/31/2014	17.897	16.905	23
12/31/2015	16.905	14.736	35
AZL Oppenheimer Discovery Fund
12/31/2011	N/A	11.792	0
12/31/2012	11.792	13.711	3
12/31/2013	13.711	19.893	343
12/31/2014	19.893	19.378	277
12/31/2015	19.378	19.743	41
AZL Pyramis Total Bond Fund
12/31/2012	N/A	10.061	0
12/31/2013	10.061	9.810	2
12/31/2014	9.810	10.306	13
12/31/2015	10.306	10.183	14
AZL Russell 1000 Growth Index Fund
12/31/2011	N/A	11.568	7
12/31/2012	11.568	13.194	75
12/31/2013	13.194	17.427	100
12/31/2014	17.427	19.496	144
12/31/2015	19.496	20.382	146
AZL Russell 1000 Value Index Fund
12/31/2011	N/A	11.065	8
12/31/2012	11.065	12.867	33
12/31/2013	12.867	16.872	90
12/31/2014	16.872	18.939	163
12/31/2015	18.939	18.046	184
AZL S&P 500 Index Fund
12/31/2012	N/A	11.030	25
12/31/2013	11.030	14.478	160
12/31/2014	14.478	16.328	410
12/31/2015	16.328	16.433	753
AZL Schroder Emerging Markets Equity Fund
12/31/2011	N/A	10.408	5
12/31/2012	10.408	12.560	58
12/31/2013	12.560	12.260	104
12/31/2014	12.260	11.585	125
12/31/2015	11.585	10.062	157
AZL Small Cap Stock Index Fund
12/31/2011	N/A	10.076	4
12/31/2012	10.076	11.634	70
12/31/2013	11.634	16.311	148
12/31/2014	16.311	17.113	123
12/31/2015	17.113	16.636	151
AZL T. Rowe Price Capital Appreciation Fund
12/31/2011	N/A	12.068	32
12/31/2012	12.068	13.514	46
12/31/2013	13.514	17.508	46
12/31/2014	17.508	19.511	114
12/31/2015	19.511	20.437	177
BlackRock Equity Dividend V.I. Fund
12/31/2012	N/A	11.920	0
12/31/2013	11.920	14.750	37
12/31/2014	14.750	16.039	47
12/31/2015	16.039	15.860	44

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016
Appendix B

Base Account Fee 0.30%
Period or Year Ended	Period or Year Ended	Period or Year Ended	Period or Year Ended
BlackRock Global Allocation V.I. Fund
12/31/2011	N/A	10.112	85
12/31/2012	10.112	11.086	82
12/31/2013	11.086	12.646	185
12/31/2014	12.646	12.852	248
12/31/2015	12.852	12.685	277
ClearBridge Variable Aggressive Growth Portfolio
12/31/2012	N/A	11.733	0
12/31/2013	11.733	17.240	20
12/31/2014	17.240	20.639	63
12/31/2015	20.639	20.178	81
Dreyfus VIF Appreciation Portfolio
12/31/2012	N/A	14.415	2
12/31/2013	14.415	17.365	2
12/31/2014	17.365	18.668	10
12/31/2015	18.668	18.107	5
Eaton Vance VT Floating-Rate Income Fund
12/31/2012	N/A	14.485	8
12/31/2013	14.485	14.998	279
12/31/2014	14.998	15.039	438
12/31/2015	15.039	14.845	329
Fidelity VIP Emerging Markets Portfolio
12/31/2012	N/A	9.038	6
12/31/2013	9.038	9.344	25
12/31/2014	9.344	9.422	80
12/31/2015	9.422	8.425	110
Fidelity VIP Mid Cap Portfolio
12/31/2012	N/A	33.660	0
12/31/2013	33.660	45.597	3
12/31/2014	45.597	48.202	6
12/31/2015	48.202	47.275	11
Fidelity VIP Strategic Income Portfolio
12/31/2012	N/A	17.953	19
12/31/2013	17.953	17.906	12
12/31/2014	17.906	18.454	43
12/31/2015	18.454	18.043	63
Franklin Founding Funds Allocation VIP Fund
12/31/2011	N/A	8.819	1
12/31/2012	8.819	10.141	1
12/31/2013	10.141	12.514	7
12/31/2014	12.514	12.832	31
12/31/2015	12.832	11.998	30
Franklin High Income VIP Fund
12/31/2011	N/A	38.969	9
12/31/2012	38.969	44.897	53
12/31/2013	44.897	48.266	44
12/31/2014	48.266	48.110	60
12/31/2015	48.110	43.590	49
Franklin Income VIP Fund
12/31/2011	N/A	63.254	3
12/31/2012	63.254	71.043	8
12/31/2013	71.043	80.704	21
12/31/2014	80.704	84.177	32
12/31/2015	84.177	78.004	34
Franklin Mutual Shares VIP Fund
12/31/2011	N/A	23.440	6
12/31/2012	23.440	26.698	34
12/31/2013	26.698	34.141	35
12/31/2014	34.141	36.463	37
12/31/2015	36.463	34.559	29
Franklin Rising Dividends VIP Fund
12/31/2012	N/A	56.556	1
12/31/2013	56.556	73.127	18
12/31/2014	73.127	79.268	15
12/31/2015	79.268	76.147	17
Franklin Strategic Income VIP Fund
12/31/2012	N/A	22.537	5
12/31/2013	22.537	23.214	18
12/31/2014	23.214	23.575	47
12/31/2015	23.575	22.595	52
Franklin U.S. Government Securities VIP Fund
12/31/2011	N/A	38.252	8
12/31/2012	38.252	38.856	15
12/31/2013	38.856	37.873	6
12/31/2014	37.873	39.037	11
12/31/2015	39.037	39.105	23
Invesco V.I. American Value Fund
12/31/2012	N/A	23.526	0
12/31/2013	23.526	31.414	5
12/31/2014	31.414	34.288	8
12/31/2015	34.288	30.986	15
Invesco V.I. Balanced-Risk Allocation Fund
12/31/2012	N/A	16.932	6
12/31/2013	16.932	17.120	15
12/31/2014	17.120	18.044	26
12/31/2015	18.044	17.198	21
Ivy Funds VIP Asset Strategy Portfolio
12/31/2012	N/A	53.140	4
12/31/2013	53.140	66.295	11
12/31/2014	66.295	62.617	26
12/31/2015	62.617	57.219	16
Ivy Funds VIP Energy Portfolio
12/31/2012	N/A	11.845	0
12/31/2013	11.845	15.087	11
12/31/2014	15.087	13.453	51
12/31/2015	13.453	10.443	25
Ivy Funds VIP Global Natural Resources Portfolio
12/31/2012	N/A	14.018	3
12/31/2013	14.018	15.066	6
12/31/2014	15.066	13.063	12
12/31/2015	13.063	10.107	12
Ivy Funds VIP Growth Portfolio
12/31/2012	N/A	100.935	0
12/31/2013	100.935	137.322	0
12/31/2014	137.322	153.081	1
12/31/2015	153.081	163.564	2
Ivy Funds VIP Mid Cap Growth Portfolio
12/31/2012	N/A	20.289	0
12/31/2013	20.289	26.285	13
12/31/2014	26.285	28.268	13
12/31/2015	28.268	25.555	11

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016
Appendix B

Base Account Fee 0.30%
Period or Year Ended	Period or Year Ended	Period or Year Ended	Period or Year Ended
Ivy Funds VIP Science and Technology Portfolio
12/31/2012	N/A	73.133	0
12/31/2013	73.133	114.026	5
12/31/2014	114.026	116.994	9
12/31/2015	116.994	113.285	12
JPMorgan Insurance Trust Core Bond Portfolio
12/31/2012	N/A	7.402	2
12/31/2013	7.402	7.252	1
12/31/2014	7.252	7.571	21
12/31/2015	7.571	7.613	39
Lazard Retirement International Equity Portfolio
12/31/2012	N/A	15.924	0
12/31/2013	15.924	19.172	5
12/31/2014	19.172	18.311	12
12/31/2015	18.311	18.575	21
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
12/31/2012	N/A	25.082	0
12/31/2013	25.082	33.826	3
12/31/2014	33.826	37.443	17
12/31/2015	37.443	36.441	18
MFS VIT II International Value Portfolio
12/31/2012	N/A	10.516	20
12/31/2013	10.516	13.382	66
12/31/2014	13.382	13.493	99
12/31/2015	13.493	14.302	129
MFS VIT Total Return Bond Portfolio
12/31/2012	N/A	20.149	1
12/31/2013	20.149	19.830	5
12/31/2014	19.830	20.881	32
12/31/2015	20.881	20.697	65
MFS VIT Utilities Portfolio
12/31/2012	N/A	20.826	3
12/31/2013	20.826	24.961	9
12/31/2014	24.961	27.989	26
12/31/2015	27.989	23.787	10
Oppenheimer Global Multi-Alternatives Fund/VA
12/31/2014	N/A	10.469	6
12/31/2015	10.469	10.054	6
Oppenheimer International Growth Fund/VA
12/31/2012	N/A	18.865	0
12/31/2013	18.865	23.644	12
12/31/2014	23.644	21.887	24
12/31/2015	21.887	22.499	48
PIMCO VIT All Asset Portfolio
12/31/2011	N/A	15.720	1
12/31/2012	15.720	18.015	71
12/31/2013	18.015	18.010	171
12/31/2014	18.010	18.041	111
12/31/2015	18.041	16.371	67
PIMCO VIT CommodityRealReturn Strategy Portfolio
12/31/2011	N/A	11.912	21
12/31/2012	11.912	12.517	73
12/31/2013	12.517	10.645	51
12/31/2014	10.645	8.657	72
12/31/2015	8.657	6.413	57
PIMCO VIT Emerging Markets Bond Portfolio
12/31/2011	N/A	16.503	4
12/31/2012	16.503	19.399	19
12/31/2013	19.399	17.993	34
12/31/2014	17.993	18.213	30
12/31/2015	18.213	17.750	27
PIMCO VIT Global Bond Portfolio (Unhedged)
12/31/2011	N/A	14.641	7
12/31/2012	14.641	15.611	10
12/31/2013	15.611	14.245	18
12/31/2014	14.245	14.524	36
12/31/2015	14.524	13.897	30
PIMCO VIT Global Dividend Portfolio
12/31/2011	N/A	9.893	0
12/31/2012	9.893	10.827	27
12/31/2013	10.827	12.867	29
12/31/2014	12.867	12.944	28
12/31/2015	12.944	11.742	9
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
12/31/2011	N/A	10.894	13
12/31/2012	10.894	11.825	23
12/31/2013	11.825	10.862	8
12/31/2014	10.862	11.339	7
12/31/2015	11.339	11.289	6
PIMCO VIT High Yield Portfolio
12/31/2011	N/A	19.484	20
12/31/2012	19.484	22.209	52
12/31/2013	22.209	23.414	215
12/31/2014	23.414	24.127	169
12/31/2015	24.127	23.659	129
PIMCO VIT Low Duration Portfolio
12/31/2012	N/A	18.209	8
12/31/2013	18.209	18.130	61
12/31/2014	18.130	18.230	102
12/31/2015	18.230	18.232	114
PIMCO VIT Real Return Portfolio
12/31/2011	N/A	16.850	17
12/31/2012	16.850	18.271	36
12/31/2013	18.271	16.537	146
12/31/2014	16.537	16.999	194
12/31/2015	16.999	16.489	193
PIMCO VIT Total Return Portfolio
12/31/2011	N/A	21.500	34
12/31/2012	21.500	23.493	136
12/31/2013	23.493	22.963	160
12/31/2014	22.963	23.875	181
12/31/2015	23.875	23.911	225
PIMCO VIT Unconstrained Bond Portfolio
12/31/2011	N/A	9.875	71
12/31/2012	9.875	10.608	86
12/31/2013	10.608	10.458	426
12/31/2014	10.458	10.744	553
12/31/2015	10.744	10.531	643

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016
Appendix B

Base Account Fee 0.30%
Period or Year Ended	Period or Year Ended	Period or Year Ended	Period or Year Ended
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
12/31/2012	N/A	10.899	0
12/31/2013	10.899	12.835	3
12/31/2014	12.835	13.613	9
12/31/2015	13.613	12.833	5
T. Rowe Price Blue Chip Growth Portfolio
12/31/2012	N/A	16.728	22
12/31/2013	16.728	23.491	55
12/31/2014	23.491	25.491	67
12/31/2015	25.491	28.158	78
T. Rowe Price Equity Income Portfolio
12/31/2012	N/A	16.306	21
12/31/2013	16.306	21.038	65
12/31/2014	21.038	22.465	69
12/31/2015	22.465	20.806	66
T. Rowe Price Health Sciences Portfolio
12/31/2012	N/A	28.536	1
12/31/2013	28.536	42.821	10
12/31/2014	42.821	56.023	31
12/31/2015	56.023	62.820	31
Templeton Global Bond VIP Fund
12/31/2011	N/A	55.275	10
12/31/2012	55.275	63.412	36
12/31/2013	63.412	64.252	38
12/31/2014	64.252	65.233	61
12/31/2015	65.233	62.239	78
Templeton Growth VIP Fund
12/31/2011	N/A	25.329	1
12/31/2012	25.329	30.573	3
12/31/2013	30.573	39.875	12
12/31/2014	39.875	38.637	20
12/31/2015	38.637	36.022	9

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016
Appendix B

APPENDIX C – EFFECTS OF PARTIAL WITHDRAWALS AND TRANSFERS ON THE VALUES AVAILABLE UNDER THE INCOME ADVANTAGE ACCOUNT
These calculations show the effects of partial withdrawals, transfers of Income Advantage Account Value to the Base Account and Income Advantage Payments on the Income Advantage Account's values. All fractional numbers in these examples have been rounded up to the next whole number.
Partial withdrawals and transfers to the Base Account reduce the Contract Value and Income Advantage Account Value on a dollar for dollar basis, and reduce the Income Advantage Account's guaranteed values by the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken.
The following example shows the effect on the Income Advantage Account's guaranteed values assuming a Contract with a $90,000 initial allocation to the Income Advantage Account and a $5,000 transfer to the Base Account (before Income Advantage Payments begin) when the Income Advantage Account Value is $100,000, the Contract Value is $150,000, and the Benefit Base is $102,000.
Transfer to the Base Account	Contract Value	Income Advantage Account Value	Quarterly Anniversary Value (Benefit Base and Income Advantage Death Benefit)
Prior to transfer	$150,000	$100,000	$102,000
$5,000 transfer	no change	$–5,000	–[($5,000/ 100,000) X 102,000)] =– $5,100
After transfer	$150,000	$95,000	$96,900
Income Advantage Payments reduce the Contract Value and Income Advantage Account Value on a dollar for dollar basis, and reduce the Income Advantage Death Benefit's Quarterly Anniversary Value by the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken. They do not reduce the Benefit Base or annual maximum payment.
The following example assumes you are the sole Covered Person, begin Income Advantage Payments at age 66 when the Benefit Base is $120,000 and current payment percentage based on the Ten-year U.S. Constant Maturity Treasury rate is 4%, and take the annual maximum Income Advantage Payment of $4,800 (4% of the $120,000 Benefit Base). The Income Advantage Account Value on the Payment Date is $97,000, and the Income Advantage Death Benefit's Quarterly Anniversary Value is $120,000.
Income Advantage Payment	Income Advantage Account Value		Income Advantage Death Benefit's Quarterly Anniversary Value	Benefit Base
Prior to payment		$97,000	$120,000	$120,000
$4,800 payment	$	– 4,800	–[($4,800/ 97,000) x 120,000)] =– $5,938	no change
After payment		$92,200	$114,062	$120,000
An Excess Withdrawal is an Income Advantage Account withdrawal you take on or after the Benefit Election Date that when added to any other Income Advantage Account withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. Partial Excess Withdrawals immediately reduce the Income Advantage Account Value on a dollar for dollar basis, and reduce the Income Advantage Death Benefit's Quarterly Anniversary Value by the greater of the percentage of Income Advantage Account Value taken, or the dollar amount taken. They also reduce the annual maximum Income Advantage Payment on the next Benefit Anniversary.
Continuing from the Income Advantage Payment example, assume you take a $5,000 partial Excess Withdrawal later in the first payment year (Benefit Year) when the Income Advantage Account Value is $92,000.
Excess Withdrawal	Income Advantage Account Value		Benefit Base	Next Anniversary's Annual Maximum Payment
Prior to withdrawal		$92,000	$120,000	$4,800
$5,000 withdrawal	$	– 5,000	–[($5,000/ 92,000) x 120,000)] =– $6,522	–[($5,000/ 92,000) x 4,800)] =– $261
After withdrawal		$87,000	$113,478	$4,539

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016
Appendix C

FOR SERVICE OR MORE INFORMATION

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.
The SEC also maintains a website (www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:
Public Reference Section of the Commission
100 F Street, NE
Washington, DC 20549
OUR SERVICE CENTER
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197.
To send an application, a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
Send an application or additional Purchase Payment with a check:	Send an application or general customer service without a check:
REGULAR MAIL	REGULAR MAIL
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of North America
NW5989	P.O. Box 561
P.O. Box 1450	Minneapolis, MN 55440-0561
Minneapolis, MN 55485-5989

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL	OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of North America
NW5989	5701 Golden Hills Drive
1801 Parkview Drive	Golden Valley, MN 55416-1297
Shoreview, MN 55126

NOTE: Checks sent to the wrong address for applications or additional Purchase Payments are forwarded to the 1801 Parkview Drive address listed above, which may delay processing.

To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: www.allianzlife.com. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.

Allianz Retirement Pro® Variable Annuity Prospectus – April 25, 2016

PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ RETIREMENT PRO® VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACT
Issued by
ALLIANZ LIFE® VARIABLE ACCOUNT B (the Separate Account) and
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA (Allianz Life, we, us, our)
This Statement of Additional Information (SAI) is incorporated by reference into the prospectus that has been filed as Part A of the Registration Statement. This SAI should be read in conjunction with the prospectus. Definitions of capitalized terms can be found in the glossary of the prospectus. The prospectus is incorporated in this SAI by reference.
The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract's prospectus, call or write us at:
Allianz Life Insurance Company of North America
P. O. Box 561
Minneapolis, MN 55440-0561
 (800) 624-0197

Table of Contents

Allianz Life…………………………………………………………….	2	Income Tax Withholding…………………………….	9
Experts……………………………………………………..………….	2	Multiple Contracts……………………………………	9
Legal Opinions………………………………………………………..	2	Partial 1035 Exchanges…………………………….	9
Distributor……………………………………………………………..	2	Assignments, Pledges and Gratuitous Transfers…	9
Federal Tax Status…………………………………………….……..	3	Death Benefits……………………………………….	9
Annuity Contracts in General…………………………..……….	3	Spousal Continuation and the Federal Defense of
Taxation of Annuities in General…………………………….….	3	Marriage Act (DOMA)………………………….	10
Qualified Contracts……………………………..………………..	4	Federal Estate Taxes………………………………..	10
Purchasing a Qualified Contract………………………………..	5	Generation-Skipping Transfer Tax…………………	10
Distributions – Qualified Contracts………………….………….	6	Foreign Tax Credits………………………………….	10
Distributions – Non-Qualified Contracts……………………….	7	Possible Tax Law Changes…………………………	10
Required Distributions……………………………………………	8	Annuity Payments………………………………………..	11
Withholding………………………………………………………..	8	Annuity Payment Options……………………………	11
Diversification……………………………………………………..	8	Annuity Units/Calculating Variable Annuity
Owner Control…………………………………………………….	8	Payments……………………………………..……..	13
Contracts Owned by Non-Individuals…………………………..	8	Financial Statements…………………………………….	13
Annuity Purchases by Nonresident Aliens and Foreign		Appendix – Death of the Owner and/or Annuitant…	14
Corporations………………………………………	8

Dated:
April 25, 2016
  RETPROSAI-0416
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
1

ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. We are a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities and individual life insurance.
Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

EXPERTS

The financial statements of Allianz Life Variable Account B as of and for the year or period ended December 31, 2015 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the consolidated financial statements and supplemental schedules of Allianz Life Insurance Company of North America as of December 31, 2015 and 2014 and for each of the years in the three-year period ended December 31, 2015, are included in Part C of the Registration Statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, also included in Part C, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

LEGAL OPINIONS

Stewart D. Gregg, Senior Securities Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor of the Contracts. We do not pay commissions for sales of the Contracts.
Allianz Life Financial sells annuity contracts issued by Allianz Life primarily through "wholesaling," in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 829 retail broker/dealers to sell its contracts.
The Contracts offered by this Registration Statement are designed specifically to be marketed by investment advisory firms and their advisory representatives. These firms may also be registered as broker-dealers.
As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 53 broker-dealer firms. These payments vary in amount. In 2015, the five firms receiving the largest payments, ranging from $1,175,423 to $6,676,609, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support. In addition, Allianz Life Financial may make marketing support payments to investment advisory firms marketing the Contract.
Firm Name
LPL Financial Network
Wells Fargo
RCAP
AIG
National Planning Holdings

Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
2

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
ANNUITY CONTRACTS IN GENERAL
Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Internal Revenue Code (Code) for annuities.
These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).
If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract.
TAXATION OF ANNUITIES IN GENERAL
Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of withdrawals or as Annuity Payments. For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis. The taxable portion of the withdrawal or annuity payment is taxed at ordinary income tax rates. For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any withdrawal charges, and the Contract's cost basis). For a full withdrawal, the amount received that exceeds the Contract's cost basis is taxable. Withdrawals, whether partial or full, and annuity payments may also be subject to an additional federal tax equal to 10% of the taxable amount.
For variable Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for variable Annuity Payments is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). For fixed Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. We determine the exclusion ratio for fixed Annuity Payments by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the expected return anticipated to be paid as fixed Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each fixed Annuity Payment that is excluded from income by multiplying the fixed Annuity Payment by the exclusion ratio. Fixed Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the exclusion amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Generally, Annuity Payments from Qualified Contracts are fully taxable. Annuity Payments that are qualified distributions from Roth IRAs are income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life.
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
3

QUALIFIED CONTRACTS
If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.
A Qualified Contract does not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.
Types of Qualified Contracts
We may issue the following types of Qualified Contracts.
•	Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner's income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.
•	Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner's income. Contributions are also limited or prohibited if the Owner's income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.
Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual's income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% additional federal tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.
•	Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary. Inherited IRA Contracts are not currently available under this Contract. However, that may change in the future.
•	Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
Qualified Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
4

If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions.
Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.
PURCHASING A QUALIFIED CONTRACT
The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The tax rules regarding qualified plans are very complex and have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.
On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.
Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.
Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information, see prospectus section 7, Taxes – Distributions – Qualified Contracts.
An IRA to IRA indirect rollover can occur only once in any twelve month period from all of the IRAs you currently own.
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
5

DISTRIBUTIONS – QUALIFIED CONTRACTS
Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.
Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:
1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;
2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)	distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
4)	distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);
5)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
6)	distributions made on account of an IRS levy upon the Qualified Contract;
7)	distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
9)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
10)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and
11)	distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.
With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner's lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% additional federal tax is imposed as to the amount not distributed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed.
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
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DISTRIBUTIONS – NON-QUALIFIED CONTRACTS
You, as an individual Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.
Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Income Advantage Payments are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Income Advantage Payments, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.
If you annuitize the Contract, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after you annuitize the Contract should be treated as annuity payments (and not withdrawals) for tax purposes. A portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid your total Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.
Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for amounts:
1)	paid on or after you reach age 59½;
2)	paid after you die;
3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)	paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
5)	paid as annuity payments under an immediate annuity; or
6)	that come from Purchase Payments made before August 14, 1982.
With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
7

REQUIRED DISTRIBUTIONS
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non‑Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the entire Contract's interest, the entire Contract's interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant's date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract's entire interest must be distributed within five years after the Owner's date of death. These requirements are satisfied as to any part of an Owner's interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary's life, or over a period not extending beyond that Beneficiary's life expectancy, provided that distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the deceased Owner's surviving spouse, the surviving spouse can continue the Contract as the new Owner.
Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.
Other rules may apply to Qualified Contracts.
DIVERSIFICATION
Code Section 817(h) imposes diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department (Treasury Department). If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. The Code contains a safe harbor provision which provides that annuity contracts, such as this Contract, meet the diversification standards if, as of the end of each quarter, the Contract's underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.
Treasury Regulations (Treasury Reg. 1.817-5) amplify the Code's diversification standards for variable contracts and provide an alternative to this safe harbor provision. We intend that all Contract Investment Options be managed by the investment advisers so that they comply with these diversification standards.
OWNER CONTROL
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner's control of the Separate Account's investments may cause the Owner to be treated as the owner of the Separate Account's assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account's assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contracts' features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the Investment Options have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.
CONTRACTS OWNED BY NON-INDIVIDUALS
When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents are generally subject to 30% federal withholding tax on distributions, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners' country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
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INCOME TAX WITHHOLDING
Any part of a distribution that is included in the Owner's gross income is subject to federal income tax withholding. Generally, we withhold amounts from periodic payments at the same rate as wages, and we withhold 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from retirement plans qualified under Code Section 401, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:
•	a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or
•	required minimum distributions; or
•	any part of a distribution not included in gross income (for example, returns of after-tax contributions); or
•	hardship withdrawals.
Participants should consult a tax adviser regarding withholding requirements.
MULTIPLE CONTRACTS
Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution's tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distribution from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.
PARTIAL 1035 EXCHANGES
Code Section 1035 provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. IRS guidance however, confirmed that the direct transfer of a part of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before partial exchanging an annuity contract.
ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS
Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. Qualified Contracts generally cannot be assigned or pledged. For Non-Qualified Contracts, the Contract's cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than their spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract's cost basis at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee's investment in the Contract is increased to reflect the increase in the transferor's income.
The transfer or assignment of Contract ownership, the designation of an Annuitant, the selection of certain Annuity Dates, or a Contract exchange may result in other tax consequences that are not discussed here. An Owner should consult a tax adviser before requesting a transfer, assignment, or exchange.
DEATH BENEFITS
Generally, any death benefit is taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments.
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
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SPOUSAL CONTINUATION AND THE FEDERAL DEFENSE OF MARRIAGE ACT (DOMA)
Before June 26, 2013, pursuant to Section 3 of DOMA, same-sex marriages were not recognized for purposes of federal law. On that date, the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. Valid same-sex marriages are now recognized under federal law for tax purposes.
The IRS has clarified its position regarding when a same-sex marriage will be recognized for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.
Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner's/spouse's rights and benefits under the Contract.
FEDERAL ESTATE TAXES
While no attempt is being made to discuss the Contract's federal estate tax implications, an Owner should keep in mind the annuity contract's value payable to a Beneficiary upon the Owner's death is included in the deceased Owner's gross estate. Depending on the annuity contract, the annuity's value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
GENERATION-SKIPPING TRANSFER TAX
The Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract's tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
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ANNUITY PAYMENTS

We base Annuity Payments on your Base Account Value. We guarantee the dollar amount of fixed Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3. If you request fixed Annuity Payments, the amount of Base Account Value that you apply to fixed Annuity Payments is placed in our general account and does not participate in the Investment Options' performance. Fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. Your Contract's fixed Annuity Payment rates are guaranteed and we cannot use lower rates.
Variable payments are not predetermined and the dollar amount varies with your selected Investment Options' performance. We use annuity units to determine your variable Annuity Payment amount.
Annuity Payments end upon the earliest of the following.
•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.
•	Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.
•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
•	When the Contract ends.
ANNUITY PAYMENT OPTIONS
The Annuity Payment Options are briefly described in prospectus section 11 – The Annuity Phase, and we included additional information that you may find helpful here.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant's death. Alternatively, the Owner may elect to receive a lump sum payment. The lump sum payment is equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the Annuitant's death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed Annuity Payments on the current value of the annuity units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Annuity Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of the Annuitant's death and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant's death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
11

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant's death. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the last surviving joint Annuitant's death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed Annuity Payments on the current value of the annuity units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Annuity Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of death of both joint Annuitants and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available under a Partial Annuitization.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.
For variable Annuity Payments, the amount of the refund depends on the current Investment Option allocation and is the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.
(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}
where:
(A) =	annuity unit value of the subaccount for that given Investment Option when due proof of the Annuitant's death is received at our Service Center.
(B) =	The amount applied to variable Annuity Payments on the Annuity Date.
(C) =	Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant's death is received at our Service Center.
(D) =	The number of annuity units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant's death is received at our Service Center.
(E) =	Dollar value of first variable Annuity Payment.
(F) =	Number of variable Annuity Payments made since the Annuity Date.
We base this calculation upon the allocation of annuity units actually in force at the time due proof of the Annuitant's death is received at our Service Center. We do not pay a refund if the total refund determined using the above calculation is less than or equal to zero.
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
12

EXAMPLE
•	The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item "B").
•	The Owner who is also the Annuitant allocates all the Base Account Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item "C").
•	The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Base Account Value annuitized. Therefore, the first variable Annuity Payment is: $6.15 x ($100,000 / $1,000) = $615 (item "E").
•	Assume the annuity unit value on the Annuity Date is $12, then the number of annuity units used in determining each Annuity Payment is: $615 / $12 = 51.25 (item "D").
•	The Owner who is also the Annuitant dies after receiving 62 Annuity Payments (item "F") and the annuity unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item "A").
We calculate the refund as follows:
(A) x {[(B) x (C) x (D)/(E)] – [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 / 615)] – [51.25 x 62]} =
 10 x {[100,000 x 0.083333] – 3,177.50} = 10 x {8,333.33 – 3,177.50} = 10 x 5,155.83 = $51,558.30
ANNUITY UNITS/CALCULATING VARIABLE ANNUITY PAYMENTS
The first variable Annuity Payment is equal to the Base Account Value you apply to variable Annuity Payments on the Annuity Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for your selected Annuity Option.
We then purchase a fixed number of annuity units on the Annuity Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Annuity Payment among your selected Investment Options' subaccounts according to your future Purchase Payment allocation instructions. We then divide the Annuity Payment amount in each subaccount by the subaccount's annuity unit value.
We determine the annuity unit value on each Business Day as follows:
•	we multiply the annuity unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and
•	divide by the assumed net investment factor for the current Business Day.
The assumed net investment factor for the current Business Day is one plus the annual assumed investment rate (AIR) adjusted to reflect the number of calendar days that lapsed since the immediately preceding Business Day. We allow an AIR of 3%, 5% or 7% based on your selection and applicable state law.
Thereafter, the number of subaccount annuity units remains unchanged unless you make a transfer. However, the number of annuity units changes if Annuity Option 3 is in effect, one Annuitant dies, and you requested Annuity Payments at 75% or 50% of the previous payment amount. All calculations appropriately reflect your selected payment frequency.
The Annuity Payment on each subsequent payment date is equal to the sum of the Annuity Payments for each subaccount. We determine the Annuity Payment for each subaccount by multiplying the subaccount's number of annuity units by the annuity unit value on the payment date.

FINANCIAL STATEMENTS

The audited consolidated financial statements of Allianz Life as of and for the year ended December 31, 2015 are included in Part C of the Registration Statement and are incorporated herein by reference. The financial statements should be considered only as bearing upon the ability of Allianz Life to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2015 are also included in Part C of the Registration Statement and are incorporated herein by reference.
Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
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APPENDIX – DEATH OF THE OWNER AND/OR ANNUITANT

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation or Income Phases	Action if the Contract is in the Annuity Phase
•   We pay a death benefit to the Beneficiary.(1) For a description of the payout options, see the "Death Benefit Payment Options" discussion in the prospectus, section 12, Death Benefit.
•   If you are receiving Income Advantage Payments and you selected:
–   single payments, payments end; or
–   joint payments, payments end unless the deceased Owner's spouse continues the Contract. If the surviving spouse continues the Contract after the Benefit Election Date, then joint payments continue at the prior amount, or higher if applicable.

•   The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
•   If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•   If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or  5. For more information, see the Annuity Payment Options discussion in this SAI.
•   If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

(1)  If the Beneficiary is the deceased's spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Income Advantage Account Value to equal the Income Advantage Death Benefit if that amount is greater than the Income Advantage Account Value, as of the end of the Business Day we receive a Valid Claim.

UPON THE DEATH OF A JOINT OWNER
Action if the Contract is in the Accumulation or Income Phases	Action if the Contract is in the Annuity Phase
•   The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries.
•   We pay a death benefit to the surviving Joint Owner.(1) For a description of the payout options available, see the "Death Benefit Payment Options" discussion in the prospectus, section 12, Death Benefit.
•   If you are receiving Income Advantage Payments and you selected:
–  single payments and the Joint Owners were not spouses, payments end even if the Covered Person is still alive;
–  single payments and the Joint Owners were spouses, payments end unless the surviving spouse is also the Covered Person and he or she continues the Contract;(2) or
–  joint payments, payments end unless the surviving spouse is also the Joint Owner and he or she continues the Contract.(2)

•   If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes the sole Owner.
•   If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•   If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or  5. For more information, see the Annuity Payment Options discussion in this SAI.
•   If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

(1) If the surviving Joint Owner is the deceased's spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Income Advantage Account Value to equal the Income Advantage Death Benefit if that amount is greater than the Income Advantage Account Value, as of the end of the Business Day we receive a Valid Claim. If both Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries, or the estate of the Joint Owner who died last if there are no contingent Beneficiaries.
(2) If the surviving spouse continues the Contract after the Benefit Election Date, then Income Advantage Payments continue at the prior amount. For joint Income Advantage Payments, the annual maximum payment may increase based on the age of the surviving Covered Person and the current Income Advantage Account Value.

Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
14

UPON THE DEATH OF THE SOLE ANNUITANT
Action if the Contract is in the Accumulation or Income Phases	Action if the Contract is in the Annuity Phase
•   If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we treat the death of the Annuitant as the death of an Owner; we pay the Beneficiary(1) a death benefit, and a new Annuitant cannot be named. If you selected single Income Advantage Payments, payments end. If you selected joint Income Advantage Payments, payments end unless the deceased Annuitant's spouse continues the Contract.
•   If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), we do not pay a death benefit. The Owner can name a new Annuitant subject to our approval.
•   If the deceased Annuitant was a sole Owner, we pay the Beneficiary(1) a death benefit.
•   If the deceased Annuitant was a Joint Owner and there is a surviving Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries. We pay a death benefit to the surviving Joint Owner.(2)
•   If you are receiving Income Advantage Payments and you selected:
–  single payments and the Contract is solely owned or owned by a non-individual, payments end;
–  single payments and the Contract is jointly owned by non-spouses, payments end, even if the Covered Person is still alive;
–  single payments and the Contract is jointly owned by spouses, payments end, unless the surviving spouse is also the Covered Person and they elect to continue the Contract;(3) or
– joint payments, payments end, unless the surviving spouse continues the Contract.(3)
•   For a description of the payout options, see the "Death Benefit Payment Options" discussion in the prospectus, section 12, Death Benefit.

•   Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were at the Annuitant's death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or  5. For more information, see the Annuity Payment Options discussion in this SAI.
•   If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner, the Beneficiary becomes the new sole Owner.
•   If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

(1)  If the Beneficiary is the deceased's spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Income Advantage Account Value to equal the Income Advantage Death Benefit if that amount is greater than the Income Advantage Account Value, as of the end of the Business Day we receive a Valid Claim. If the deceased was the Annuitant and the Owner was a non-individual, the surviving spouse becomes the new Owner upon Contract continuation.
(2)  If the surviving Joint Owner is the deceased's spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Income Advantage Account Value to equal the Income Advantage Death Benefit if that amount is greater than the Income Advantage Account Value, as of the end of the Business Day we receive a Valid Claim. If both Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries, or the estate of the Joint Owner who died last if there are no contingent Beneficiaries.
(3)  If the surviving spouse continues the Contract after the Benefit Election Date, then Income Advantage Payments continue at the prior amount. For joint Income Advantage Payments, the annual maximum payment may increase based on the age of the surviving Covered Person and the current Income Advantage Account Value.

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT
•   Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see the Annuity Payment Options discussion in this SAI.

•   No death benefit is payable.
•   If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner, the Beneficiary becomes the new Owner.
•   If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

Allianz Retirement Pro® Variable Annuity Statement of Additional Information – April 25, 2016
15

PART C – OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
a.	Financial Statements
The following financial statements of the Company are incorporated by reference as exhibit EX-99.A. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

1.		Report of Independent Registered Public Accounting Firm
2.		Consolidated Balance Sheets – December 31, 2015 and 2014
3.		Consolidated Statements of Operations – Years ended December 31, 2015, 2014, and 2013
4.		Consolidated Statements of Comprehensive Income (Loss) – Years ended December 31, 2015, 2014, and 2013
5.		Consolidated Statements of Stockholder's Equity – Years ended December 31, 2015, 2014, and 2013
6.		Consolidated Statements of Cash Flows – Years ended December 31, 2015, 2014, and 2013
7.		Notes to Consolidated Financial Statements – December 31, 2015 and 2014
8.		Supplemental Schedules:
–		Schedule I – Summary of Investments – Other than Investments in Related Parties
–		Schedule II – Supplementary Insurance Information
–		Schedule III – Reinsurance
The following financial statements of the Variable Account are incorporated by reference as exhibit EX-99.A. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

1.		Report of Independent Registered Public Accounting Firm
2.		Statements of Assets and Liabilities – December 31, 2015
3.		Statements of Operations – For the year ended December 31, 2015
4.		Statements of Changes in Net Assets – For the year ended December 31, 2015 and 2014
5.		Notes to the Financial Statements – December 31, 2015
b.	Exhibits
1.
Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated May 31, 1985 incorporated by reference as exhibit EX-99.B1. from Registrant's Form N-4 (File Nos. 333-06709 and 811-05618) electronically filed on June 25, 1996.

2.	Not Applicable
3.	a.
Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Financial Plans, Inc. dated September 14, 1988 incorporated by reference as exhibit EX-99.B3.a. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-06709 and 811-05618) electronically filed on December 13, 1996.
 (North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.)

b.
Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC dated June 1, 2010  incorporated by reference as exhibit EX-99.B3.b. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on September 24, 2010.

c.
The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public is incorporated by reference as exhibit EX-99.B3.b. from the Initial Registration Statement to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618) electronically filed on May 19, 2006.The underwriter has executed versions of the agreement with approximately 2,100 retail brokers.

d.
The current specimen of the Fee-based Product Addendum to General Agency Agreement between Allianz Life Financial Services, LLC, the principal distributor of the variable insurance contracts, and a Broker-dealer/Agency  (General Agent ) which offer and sell the Contracts to the public incorporated by reference as exhibit EX-99.B4.d. from Post-Effective Amendment No.6 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 17, 2014.

4.	a.
Individual Variable Annuity Contract (L40533) incorporated by reference as exhibit EX-99.B4.a. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on September 24, 2010.

b.
Contract Schedules (S40817, S40819, S40821) incorporated by reference as exhibit EX-99.B4.b. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on September 24, 2010.

c.
Income Advantage Account Rider (S40818-01) incorporated by reference as exhibit EX-99.B4.c. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on September 24, 2010.

5.	a.
Variable Annuity Application (F50000) incorporated by reference as exhibit EX-99.B5.a. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on September 24, 2010.

6.	(i).
The Restated Articles of Incorporation of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.(i). from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on September 24, 2010.

(ii).
The Restated Bylaws of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.(ii). From Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on September 24, 2010.

7.	Not Applicable
8.	a.
22c-2 Agreements incorporated by reference as exhibit EX-99.B8.a. from Post-Effective Amendment No. 20 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 24, 2008.

b.
22c-2 Agreement-BlackRock Distributors, Inc., dated May 1, 2008 incorporated by reference as exhibit EX-99.B8.b. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.

c.
22c-2 Agreement-MFS Fund Distributors, Inc., dated August 1, 2012 incorporated by reference as exhibit EX-99.B8.c. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

d.
22c-2 Agreements-T. Rowe Price Services, Inc. and T. Rowe Price Investment Services, Inc., dated September 6, 2012 incorporated by reference as exhibit EX-99.B8.d. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

e.
22c-2 Agreements for Waddell & Reed, Inc. incorporated by reference as exhibit EX-99.B8.c. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-180720 and 811-05618) electronically filed on July 27, 2012.

f.
Participation Agreement between BlackRock Series Fund, Inc., BlackRock Distributors, Inc., Allianz Life Insurance Co. of North America, and Allianz Life Financial Services, LLC, dated May 1, 2008 incorporated by reference as exhibit EX-99.B8.c. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.

g.
Administrative Services Agreement between BlackRock Advisors, LLC and Allianz Life, dated May 1, 2008 incorporated by reference as exhibit EX-99.B8.d. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.

h.
Participation Agreement between Allianz Life Insurance Company of North America and The Dreyfus Corporation, dated September 1, 2012 incorporated by reference as exhibit EX-99.B8.u. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	i.*	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between The  Dreyfus Participating Funds and Allianz Life Insurance Company of North America dated 9/1/2015.

j.
Administrative Services Agreement between Allianz Life Insurance Company of North America and The Dreyfus Corporation, dated September 1, 2012 incorporated by reference as exhibit EX-99.B8.v. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

k.
Participation Agreement between Allianz Life Insurance Company of North America, Eaton Vance Variable Trust, and Eaton Vance Distributors, Inc., dated August 1, 2012 incorporated by reference as exhibit EX-99.B8.w. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	l.*	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Eaton Vance Variable Trust and Allianz Life Insurance Company of North America dated 8/27/2015.

m.
Shareholder Servicing Agreement between Allianz Life Insurance Company of North America and Eaton Vance Variable Trust, dated August 1, 2012 incorporated by reference as exhibit EX-99.B8.x. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

n.
Participation Agreement & Amendment between Fidelity Distributors Corporation and Allianz Life Insurance Company of North America, dated 9-29-2010 incorporated by reference as exhibit EX-99.B8.q. from Post-Effective Amendment No. 17 to Registrant's Form N-4 (File Nos. 333-145866 and 811-05618) electronically filed on December 20, 2010.

	o.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Fidelity Distributors Corporation and Allianz Life Insurance Company of North America, dated 9-1-2015, incorporated by reference as exhibit EX-99.B8.i. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

p.
Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.ac. from the initial Registration Statement to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618) electronically filed on May 19, 2006.

	q.	-
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 8/08/2008 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.

	r.	-
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated July 16, 2012 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 4 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on August 21, 2012.

s.
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), and dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

	t.	-
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), dated 5/1/08 incorporated by reference as exhibit EX-99.B8.j. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.

	u.	-
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC., dated January 16, 2014, incorporated by reference as exhibit EX-99.B8.l. from Post-Effective Amendment No. 10 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 14, 2014.

	v.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC., dated 9/1/2015, incorporated by reference as exhibit EX-99.B8.p. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016..

	w.*	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Invesco Distributors, Inc., Invesco Variable Insurance Funds, Allianz Life Financial Services, LLC, and Allianz Life Insurance Company of North America dated 10/23/2015.

x.
Participation Agreement between Allianz Life Insurance Company of North America, JPMorgan Insurance Trust, JPMorgan Investment Advisers Inc., JPMorgan Investment Management Inc., and JPMorgan Funds Management Inc., dated April 24, 2009 incorporated by reference as exhibit EX-99.B8.v. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-180720 and 811-05618) electronically filed on July 27, 2012.

	y.	-
Amendment to Participation Agreement between Allianz Life Insurance Company of North America, JPMorgan Insurance Trust, JPMorgan Investment Advisers Inc., JPMorgan Investment Management Inc., and JPMorgan Funds Management Inc., dated July 1, 2012 incorporated by reference as exhibit EX-99.B8.aa. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	z.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between JPMorgan Insurance Trust, J. P. Morgan Investment Management Inc., JPMorgan Funds Management, Inc., and Allianz Life Insurance Company of North America, dated 9/1/2015, incorporated by reference as exhibit EX-99.B8.s. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

aa.
Service Agreement between Allianz Life Insurance Company of North America, JPMorgan Investment Advisers Inc., and JPMorgan Investment Management Inc., dated April 24, 2009 incorporated by reference as exhibit EX-99.B8.w. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-180720 and 811-05618) electronically filed on July 27, 2012.

ab.
Participation Agreement between Allianz Life Insurance Company of North America, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc., dated August 31, 2012 incorporated by reference as exhibit EX-99.B8.ac. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	ac.*	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between The Lazard Retirement Series, Inc, Lazard Asset Management LLC, Lazard Asset Management Securities LLC and Allianz Life Financial Services, and Allianz Life Insurance Company of North America dated 9/1/2015.

ad.
Servicing Agreement between Allianz Life Insurance Company of North America, Allianz Life Financial Services, LLC and Lazard Asset Management Securities, dated August 31, 2012 incorporated by reference as exhibit EX-99.B8.ad. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	ae.*	-
Amendment to Services Agreement between Allianz Life Insurance Company of North America, Allianz Life Insurance Company of New York, Allianz Life Financial Services, LLC,  and Lazard Asset Management Securities, dated September 13, 2012.

af.
Participation Agreement between Allianz Life Insurance Company of North America, Legg Mason Partners Variable Equity/Income Trusts, Legg Mason Investor Serivces, LLC, and Legg Mason Partners Fund Advisor, LLC, dated September 1, 2012 incorporated by reference as exhibit EX-99.B8.ae. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	ag.*	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Legg Mason Partners Variable Equity Trust and Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, Legg Mason Partners Fund Advisor, LLC and Allianz Life Insurance Company of North America dated 11/1/2015.

ah.
Administrative Services Agreement between Allianz Life Financial Services, LLC and Legg Mason Investor Serivces, LLC, dated September 1, 2012 incorporated by reference as exhibit EX-99.B8.af. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

ai.
Participation Agreement between Allianz Life Insurance Company of North America, MFS Variable Insurance Trust, MFS Variable Insurance Trust II and MFS Fund Distributors, Inc., dated August 1, 2012 incorporated by reference as exhibit EX-99.B8.ag. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	aj.	-
Fund/SERV and Networking Supplement to Participation Agreement between Allianz Life Insurance Company of North America, MFS Variable Insurance Trust, MFS Variable Insurance Trust II and MFS Fund Distributors, Inc., dated August 1, 2012 incorporated by reference as exhibit EX-99.B8.ah. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	ak.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Fund Distributors, Inc., and Allianz Life Insurance Company of North America, dated 9/1/2015, incorporated by reference as exhibit EX-99.B8.w. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

al.
Participation Agreement between Allianz Life Insurance Company of North America, Panorama Series Fund Inc., and OppenheimerFunds, Inc. dated September 4, 2012 incorporated by reference as exhibit EX-99.B8.ai. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	am.*	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America dated 9/1/2015.

an.
Revenue Sharing Agreement between Allianz Life Insurance Company of North America, Panorama Series Fund Inc., and OppenheimerFunds, Inc. dated September 4, 2012 incorporated by reference as exhibit EX-99.B8.aj. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

ao.
Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.i. from the initial Registration Statement to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618) electronically filed on May 19, 2006.

	ap.	-
Amendments to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 4/1/00, 11/5/01, 5/1/02, 5/1/03, 4/30/04, 4/29/05 incorporated by reference as exhibit EX-99.B8.w. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

	aq.	-
Amendment dated May 1, 2011 to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust and PIMCO Investments LLC (formerly Allianz Global Investors Distributiors LLC) dated December 1, 1999 incorporated by reference as exhibit EX-99.B8.q. from Post-Effective Amendment No. 25 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 26, 2011.

	ar.	-
Amendment dated April 30, 2012 to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust and PIMCO Investments LLC (formerly Allianz Global Investors Distributiors LLC) dated December 1, 1999 incorporated by reference as exhibit EX-99.B8.q. from Post-Effective Amendment No. 7 to Registrant's Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

	as.	-
Amendments to Participation Agreement and Investor Services Agreement between Allianz Life Insurance Company of North America and Pacific Investment Management Company LLC, dated September 1, 2012 incorporated by reference as exhibit EX-99.B8.ak. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	at.	-
Amendments to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between PIMCO Variable Insurance Trust, PIMCO Equity Series VI, PIMCO Investments LLC, and Allianz Life Insurance Company of North America, dated 10/12/2015, incorporated by reference as exhibit EX-99.B8.ae. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

au.
Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of North America, dated June 1, 2009 and Amendment dated 5-1-2011 incorporated by reference as exhibit EX-99.B8.t. from Post-Effective Amendment No. 7 to Registrant's Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

	av.	-
Amendment dated May 1, 2011 to Investor Services Agreement between Allianz Life Insurance Company of North America and Pacific Investment Management Company dated June 1, 2009 incorporated by reference as exhibit EX-99.B8.n. from Post-Effective Amendment No. 25 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 26, 2011.

	aw.	-
Amendment  dated 4-30-2012 to Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of North America, dated June 1, 2009 incorporated by reference as exhibit EX-99.B8.u. from Post-Effective Amendment No. 7 to Registrant's Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

ax.
Administrative Services Agreement between PIMCO Variable Insurance Trust and Allianz Life Insurance Company of North America dated December 4, 2009 and Amendment dated April 1, 2012 incorporated by reference as exhibit EX-99.B8.v. from Post-Effective Amendment No. 9 to Registrant's Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on June 7, 2012.

ay.
Participation Agreement between Allianz Life Insurance Company of North America, T. Rowe Price Equity Series, Inc., and T. Rowe Price Investment Services, Inc., dated September 6, 2012 incorporated by reference as exhibit EX-99.B8.al. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

	az.*	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services and Allianz Life Insurance Company of North America dated 9/1/2015.

ba.
NSCC Services Amendment between Allianz Life Insurance Company of North America and T. Rowe Price Investment Services, Inc., dated September 6, 2012 incorporated by reference as exhibit EX-99.B8.am. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

bb.
Distribution Services Agreement and Administrative Services letters (3) between Allianz Life Insurance Company of North America and T. Rowe Price Investment Services, Inc., dated September 6, 2012 incorporated by reference as exhibit EX-99.B8.an. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on April 24, 2013.

bc.
Participation Agreement between Allianz Life Insurance Company of North America, Waddell & Reed, Inc., and Ivy Funds Variable Insurance Portfolios, dated June 11, 2012 incorporated by reference as exhibit EX-99.B8.ae. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-180720 and 811-05618) electronically filed on July 27, 2012.

bd.
Participation Agreement between Allianz Life Insurance Company of North America, Premier Multi-Series VIT and Allianz Global Investors Distributors LLC, dated April 28, 2014, incorporated by reference as exhibit EX-99.B8.aa. from Post-Effective Amendment No. 10 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 14, 2014.

be.
Amendment dated March 5, 2015 to Shareholder Services Agreement between Allianz Global Investors Distributors LLC and Allianz Life Financial Services, LLC,  incorporated by reference as exhibit EX-99.B8.ab. from Post-Effective Amendment No. 13 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 13, 2015.

9.*	Opinion and Consent of Counsel
10.*	Consent of Independent Registered Public Accounting Firm
11.	Not Applicable
12.	Not Applicable
13.	a.
Power of Attorney- Giulio Terzariol, incorporated by reference as exhibit EX-99.B13. from Post-Effective Amendment No. 19 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on February 10, 2010.

b.
Power of Attorney-Walter R. White, incorporated by reference as exhibit EX-99.B13.b. from Post-Effective Amendment No. 6 to Registrant's Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on February 16, 2012.

c.
Power of Attorney-Ronald M. Clark and David L. Conway incorporated by reference as exhibit EX-99.B13.b. from Post-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on January 10, 2014.

d.
Power of Attorney-Jay S. Ralph, incorporated by reference as exhibit EX-99.B13.c. from Post-Effective Amendment No. 12 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618) electronically filed on February 13, 2015.

e.
Power of Attorney-Udo Frank and William E. Gaumond, incorporated by reference as exhibit EX-99.B13.d. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618) electronically filed on April 19, 2016.

*	Filed herewith

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Walter R. White	Director, President and Chief Executive Officer
Giulio Terzariol	Director
William E. Gaumond	Director, Senior Vice President, Chief Financial Officer, and Treasurer
Thomas P. Burns	Senior Vice President, Chief Distribution Officer
Neil H. McKay	Senior Vice President, Chief Actuary
Gretchen Cepek	Senior Vice President, Secretary and General Counsel
Todd M. Hedtke	Senior Vice President, Chief Investment Officer
Cathy A. Mahone	Senior Vice President, Chief Administrative Officer
Nancy E. Jones	Senior Vice President, Chief Marketing Officer
Brent M. Hipsher	Vice President, Controller
Patrick L. Nelson	Vice President, Chief Suitability Officer
Jay S. Ralph Koeniginstrasse 28 Munich 80802 Germany	Director and Chairman of the Board
Udo Frank 8 Camino Del Diablo Orinda, CA 94563	Director
Ronald M. Clark 14401 N. Giant Saquaro Place Oro Valley, AZ 85755	Director
David L. Conway 1043 Thornberry Creek Drive Oneida, WI 54155	Director
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Insurance Company organizational chart is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.
ITEM 27. NUMBER OF CONTRACT OWNERS
As of March 31, 2016, there were 42 qualified and 402 non-qualified Allianz Retirement Pro Contract Owners with Contracts in the Separate Account.
ITEM 28. INDEMNIFICATION
The Bylaws of the Insurance Company provide:
ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. RIGHT TO INDEMNIFICATION:
(a)
Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

	(i)	a director of the Corporation; or
	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
(iv)
serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
(iv)
for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
(vi)
for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders;

	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders;
	(viii)	in circumstances where indemnification is prohibited by applicable law;
(ix)
in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:
(a)
Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)
Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)
Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:
(a)	"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.
(b)
"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)
"Professional Services" shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS
Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:
Allianz Life Variable Account A
Allianz Life of NY Variable Account C
Allianz Funds
The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Name		Positions and Offices with Underwriter
Robert DeChellis		Governor, Chief Executive Officer, President and Chief Manager
Thomas Burns		Governor
Catherine A. Mahone		Governor
William E. Gaumond		Governor
Jeffrey P. Pruitt		Vice President, Chief Compliance Officer
Jennifer D. Presnell		Chief Financial Officer and Treasurer
Corey Walther		Chief Operating Officer
Kristine M. Lord-Krahn		Chief Legal Officer and Secretary
Jennifer Sosniecki		Money Laundering Prevention Officer
Tracy M. Haddy		Assistant Secretary

For the period 1-1-2015 to 12-31-2015
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$224,176,680.19	$0	$0	$0
The $224,176,680.19 that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
Allianz Life Insurance Company of North America, at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
ITEM 31. MANAGEMENT SERVICES
Not Applicable
ITEM 32. UNDERTAKINGS
a.	Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.
b.	Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.
c.	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.
REPRESENTATIONS
Allianz Life Insurance Company of North America ("Company") hereby represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.
The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:
1.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;
2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3.	Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;
4.	Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of North America on behalf of the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis and State of Minnesota, on this 19th day of April, 2016.
ALLIANZ LIFE VARIABLE ACCOUNT B
 (Registrant)
By: ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
 (Depositor)
By: /s/ STEWART D. GREGG
Stewart D. Gregg
 Senior Securities Counsel
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
 (Depositor)
By: WALTER R. WHITE(2)
Walter R. White
 President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 19th day of April, 2016.
Signature	Title
Giulio Terzariol(1)	Director
Walter R. White(2)	Director, President & Chief Executive Officer
Ronald M. Clark(3)	Director
David L. Conway(3)	Director
Jay S. Ralph(4)	Director and Chairman of the Board
Udo Frank(5)	Director
William E. Gaumond(5)	Director, Senior Vice President and Chief Financial Officer
(1)	By Power of Attorney incorporated by reference as exhibit EX-99.B13 from Post-Effective Amendment No. 19 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on February 10, 2010.
(2)	By Power of Attorney incorporated by reference as exhibit EX-99.B13.b. from Post-Effective Amendment No. 6 to Registrant's Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on February 16, 2012.
(3)	By Power of Attorney incorporated by reference as exhibit EX-99.B13.b. from Post-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-185866 and 811-05618) electronically filed on January 10, 2014.
(4)	By Power of Attorney incorporated by reference as exhibit EX-99.B13.c. from Post-Effective Amendment No. 12 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618) electronically filed on February 13, 2015.
(5)	By Power of Attorney incorporated by reference as exhibit EX-99.B13.d. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-182987 and 811-05618) electronically filed on April 19, 2016.

By: /s/ STEWART D. GREGG
Stewart D. Gregg
 Senior Securities Counsel

EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 9
TO FORM N-4
 (FILE NOS. 333-166408 AND 811-05816)
ALLIANZ LIFE VARIABLE ACCOUNT B
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
INDEX TO EXHIBITS
EX-99.B8.i.	Dreyfus-Participation Agreement Amendment
EX-99.B8.l.	Eaton Vance-Participation Agreement Amendment
EX-99.B8.w.	Invesco-Participation Agreement Amendment
EX-99.B8.ac.	Lazard-Participation Agreement Amendment
EX-99.B8.ae.	Lazard-Amendment to Services Agreement
EX-99.B8.ag.	Legg Mason-Participation Agreement Amendment
EX-99.B8.am.	Oppenheimer-Participation Agreement Amendment
EX-99.B8.az.	T Rowe Price-Participation Agreement Amendment
EX-99.B9.	Opinion and Consent of Counsel
EX-99.B10.	Consent of Independent Registered Public Accounting Firm